AMENDMENT

         AMENDMENT, dated as of August 30, 1999 (this "Amendment"), among CNL FINANCIAL V, LP, a Delaware limited partnership (the "Borrower"), CNL APF PARTNERS, LP, a Delaware limited partnership ("APF"), [CNL AMERICAN PROPERTIES FUND, INC., a Maryland corporation (the "Parent")], CNL FINANCIAL SERVICES, LP, a Delaware limited partnership ("CFS"; together with APF, the Parent and the Borrower, the "Credit Parties"), CNL FINANCIAL SERVICES, INC., a Delaware corporation ("Old CFS"), CNL FINANCIAL CORPORATION, a Delaware corporation
("CFC") and CNL GROUP, INC. ("Group"; together with CFC and Old CFS, the "Original Credit Parties") and PRUDENTIAL SECURITIES CREDIT CORPORATION (the "Lender"), to the Interim Wholesale Mortgage Warehouse and Security Agreement, dated as of September 18, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Loan Agreement" as modified hereby, the "Loan Agreement"), among the Borrower, CEC, CFS, Group and the Lender.

                                    RECITALS

         The Borrower has requested the Lender to agree to amend certain provisions of the Existing Loan Agreement as set forth in this Amendment as of the date of the merger of CNL Financial Corporation with a subsidiary of the parent of APF. The Lender is willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this amendment.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, including, without limitation, the assumption by the Credit Parties of the Original Credit Parties' agreement that Prudential Securities Incorporated shall be the lead underwriter or lead placement agent in the next securitization of Franchise Loans by the Credit Parties, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Credit Parties and the Original Credit Parties and the Lender hereby agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined.

                  2.       Amendments.

                  (a) The Heading of the Existing Loan Agreement is hereby amended by deleting clause (ii) thereof and substituting in lieu thereof a new clause (ii) to read in its entirety as follows:

                           "(ii)  solely for the  purposes  of Section  7.22 and
                  Section 11 (excluding Sections 11.03 and 11.15) hereof, CNL APE Partners, LP, a Delaware limited partnership ("APF"), [CNL American Properties Fund, Inc., a Maryland corporation (the "Parent")] and CNL FINANCIAL SERVICES, LP, a Delaware limited partnership and successor by merger to CNL Financial Services, Inc. ("CFS"); and"

                  (b) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the name "CFS" wherever it appears in the definition of "Administrative Agreement" thereof and substituting in lieu thereof the name "CNL Financial Services, Inc."

                  (c) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the last sentence of the definition of "Affiliate" thereof and substituting in lieu thereof a new sentence to read in its entirety as follows:

                           "Affiliates of the Borrower shall include, without
                            limitation, APF and CFS."

                  (d) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "Credit Party" thereof and substituting in lieu thereof a new definition to read in its entirety as follows:

                           "'Credit  Party' shall mean any of the (i)  Borrower,
                  (ii) APF, [(iii) the Parent,] (iv) CFS, [(v) each Subsidiary of the foregoing], (vi) any Affiliate of any of the foregoing which services or originates Franchise Loans, and (vii) successors and assigns of each of the foregoing."

                  (e) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting clause (ii) of the definition of "Franchise Loan Transfer Documents" thereof and substituting in lieu thereof a new clause (ii) to read in its entirety as follows:

                           "(ii) require that such Originator,  CFS and APF make
                  certain representations and warranties relating to such Franchise Loans substantially comparable to those representations and warranties made by the Borrower to the Lender under Schedule 1 of this Agreement,"

                  (f) Section  1.01 of the  Existing  Loan  Agreement  is hereby amended by deleting the definition of "Originator" thereof and substituting in lieu thereof a new definition to read in its entirety as follows:

                           "'Originator'  shall mean APF and each  other  Credit
                  Party that has been approved by the Lender in writing, which originates Franchise Loans."

                  (g) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "Space Lease Franchise Loan" thereof and substituting in lieu thereof a new definition to read in its entirety as follows:

                           "'Space Lease  Franchise Loan' shall mean a Franchise
                  Loan which is any of (a) secured by a Mortgage on or a collateral assignment of a space lease interest in real property relating to the operation of one or more Franchise Units; provided that (i) the related Mortgage has been or will be duly filed to be recorded with all appropriate governmental authorities in all jurisdictions in which such Mortgage is required to be filed and recorded to create a valid, binding and enforceable collateral assignment or mortgage of the Obligor's interest in the related Property, (ii) the owner of the related Property has consented to such collateral assignment or mortgage and has executed a landlord's estoppel and consent in connection with such assignment and (iii) all necessary subordination, attornment and non-disturbance agreements have been obtained with respect to such property; provided, that, in accordance with paragraph (iv) of the definition of "Borrowing Base", certain Space Lease Franchise Loans may fail to satisfy items (ii) and (iii) above; (b) a Franchise Loan for which the related Franchise Units are
                  Burger King units subject to Burger King Corporation's standard Intercreditor Agreement; or (c) a Franchise Loan for which the related Franchise Units are either Taco Bell or KFC units subject to Tricon Global Restaurants standard tn-party agreement."

                  (h) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "Termination Date" thereof and substituting in lieu thereof a new definition to read in its entirety as follows:

                           "'Termination  Date' shall mean September 19, 2000 or
                  such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law, as same may be extended in accordance with Section 2.11 hereof."

                  (i) Section 2.06 of the Existing Loan Agreement is hereby amended by adding the following clause at the end of Section (a) thereof:

                           ";  provided,  that no such  prepayment  or pledge of
                  additional Eligible Franchise Loans shall be required pursuant to this Section 2.06(a) unless the Borrowing Base Deficiency is greater than or equal to $250,000."

                  (j) Section 6.01 of the Existing Loan Agreement is hereby amended by deleting Section (a) thereof and substituting in lieu thereof the following new Section (a) to read in its entirety as follows:

                           "(a) (i) The audited consolidated and consolidating balance sheet of CNL Financial Services, Inc. and its consolidated Subsidiaries as at June 30, 1999, reported thereon by Arthur Anderson, LLP and the audited consolidated and consolidating balance sheet of the Parent and its consolidated Subsidiaries as at June 30, 1999, reported thereon by PricewaterhouseCoopers, LLP, a copy of which has heretofore been furnished to or reviewed by the Lender, is complete and correct and presents fairly the consolidated financial condition of CNL Financial Services, Inc., the Parent and their consolidated Subsidiaries as at such dates and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended.

                                    (ii) The  unaudited  pro forma  consolidated
                           and consolidating balance sheet of the Parent and its consolidated Subsidiaries as at the August __, 1999, a copy of which has heretofore been furnished to or reviewed by the Lender, is complete and correct and presents fairly the consolidated financial condition of the Parent and its consolidated Subsidiaries as of August __, 1999 after giving effect to the acquisition by APF of assets, liabilities and entities relating to CNL Group, Inc. and the corporate restructuring to be performed in connection therewith."

                  (k) Section 6.01 of the Existing Loan Agreement is hereby amended by deleting from Section (c) thereof the parenthetical that reads "(other than CNL)".

                  (1) Section 6.02 of the Existing Loan Agreement is hereby amended by deleting the date "June 30, 1997" and substituting in lieu thereof the date "June 30, 1999".

                  (m) Section 7.01 of the Existing Loan Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following new Section 7.01 to read in its entirety as follows:

                           "7.01 Financial Statements. The Credit Parties shall
                            deliver to the Lender:

                           (a) as  soon as  available  and in any  event  within
                  forty-five (45) days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Credit Parties, the consolidated and consolidating balance sheets of the Credit Parties and their consolidated Subsidiaries as at the end of such period and the related unaudited consolidated and consolidating statements of income and of cash flows for the Credit Parties and their consolidated Subsidiaries for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures for the previous year, accompanied by a certificate of a Responsible Officer of such Credit Parties, which certificate shall state that said consolidated financial statements fairly present the consolidated and consolidating financial condition and results of operations of the Credit Parties and their Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

                           (b) as  soon as  available  and in any  event  within
                  ninety (90) days after the end of each fiscal year of each Credit Party, the audited consolidated and consolidating balance sheets of the Credit Parties and their consolidated Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income and retained earnings and of cash flows for the Credit Parties and their consolidated Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going  concern  and shall  state  that said  consolidated  and consolidating financial statements fairly present the consolidated and consolidating financial condition and results of operations of the Credit Parties and their consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP; and

                           (c) from time to time such other information regarding the financial condition, operations, or business of the Credit Parties and their Subsidiaries as the Lender may reasonably request."

                  (n) Section 7.03 of the Existing Loan Agreement is hereby amended by deleting the reference to "CFC" in the third line thereof and substituting in lieu thereof "APF".

                  (o) Section 8 of the Existing Loan Agreement is hereby amended by deleting Section (in) thereof and substituting in lieu thereof the following new Section (in) to read in its entirety as follows:

                           "(m)  Changing of Control.  APF and CNL  Financial GP
                  Holding Corp., a Delaware corporation and an Affiliate of APF, shall cease to own collectively, directly or indirectly 100% of the issued and outstanding partnership interests of the Borrower without the written consent of the Lender (determined in good faith); or"

                  (p) Section 11.16 of the Existing Loan Agreement is hereby amended by deleting the last sentence thereof.

                  (q) Schedule 1 of the Existing Loan Agreement is hereby amended by adding the following sentence at the end of Section (xi) thereof:

                           "Notwithstanding  anything to the contrary  contained
                  herein, in the event that environmental reports were not delivered in connection with any Franchise Loan, the Originator shall have received a lender's environmental indemnity insurance policy from an environmental insurer acceptable to the Lender in respect of the related Franchise Units."

                  (r) Schedule 1 of the Existing Loan Agreement is hereby amended by adding the following sentence at the end of Section (xv) thereof:

                           "Notwithstanding  anything to the contrary  contained
                  herein, any Franchise Loan for which the related Obligor is an Obligor approved by the Lender shall be permitted to exclude from the collateral for such Franchise Loan any equipment at the related Franchise Units, so long as such equipment was excluded from the valuation of such Franchise Units in the underwriting of such Franchise Loan."

                  (s) Schedule 1 of the Existing Loan Agreement is hereby amended by adding the following sentence at the end of Section (xxvii) thereof:

                           "Notwithstanding  anything to the contrary  contained
                  herein, no actual survey shall be required so long as (A) the related real property is being refinanced and is not being newly acquired and (B) the related title insurance policy deletes the standard survey exception."

                  (t) Schedule 1 of the Existing Loan Agreement is hereby amended by adding the following new Section at the end thereof:

                           "(liii) In the case of any Space Lease Franchise Loan
                  made pursuant to clause (b) of the definition thereof, each of the related Franchise Units shall be subject to a Burger King Corporation standard Intercreditor Agreement which shall be in full force and effect."

                  (u) Schedule 4 of the Existing Loan Agreement is hereby deleted and the new Schedule 4 attached hereto is substituted in lieu therof.

                  3. Release of Certain Original Credit Parties: Assumption by APF. From and after the Amendment Effective Date (as hereinafter defined), CNL Group, Inc. and CNL Financial Corporation shall be released of all rights, duties and obligations under the Loan Agreement and the other Loan Documents and APF shall succeed to and assume all such rights, duties and obligations. CNL Financial Corporation shall be dissolved substantially concurrently with the Amendment Effective Date.

                  4. Effectiveness. This Amendment shall become effective on the date upon which the following conditions precedent have been satisfied (the "Amendment Effective Date"):

                  (a) the receipt by the Lender of this Amendment, duly executed and delivered by the Credit Parties and the Lender;

                  (b) the receipt by the Lender of an amended and restated Franchise Loan Purchase Agreement, giving effect to the change in Credit Parties contemplated hereby and otherwise in form and substance acceptable to the Lender;

                  (c) the receipt by the Lender of an amended and restated Interim Servicing Agreement, giving effect to the change in Credit Parties contemplated hereby and otherwise in form and substance acceptable to the Lender;

                  (d) the merger of CNL Financial Corporation with a subsidiary of APF and the merger of Old CFS into CFS shall have been consummated in accordance with the descriptions of such mergers delivered to the Lender; and

                  (e) any other conditions precedent reasonably requested by the Lender.

                  5. Representations and Warranties. To induce the Lender to enter into this Amendment, the Borrower hereby represents and warrants to the Lender and the Lenders that after giving effect to the amendments provided for herein, the representations and warranties contained in the Loan Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

                  6. No Other Amendments. Except as expressly amended hereby, the Loan Agreement, the Note and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

                  7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  8. Expenses. The Credit Parties jointly and severally agree to pay and reimburse the Lender for all of the reasonable out-of-pocket costs and expenses incurred by the Lender in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Lender.

                  9. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                              CNL FINANCIAL V, LP,

                              By:      CNL FINANCIAL V. INC.
                                       its general partner

                              By:___________________
                              Name:   Brian H. Fluck
                              Title:  Executive Vice President


                              CNL APF PARTNERS, LP

                              By: CNL APF GP CORP.
                                  its general partner

                              By:___________________
                              Name:   Steven D. Shackelford
                              Title:  Chief Financial Officer


                              CNL AMERICAN PROPERTIES FUND, INC.,

                              By:___________________
                              Name:   Steven D. Shackelford
                              Title:  Chief Financial Officer


                              CNL FINANCIAL SERVICES, LP

                              By:      CFS GP CORP.
                                       its general partner

                              By:__________________________
                              Name:      Brian H. Fluck
                              Title:  Executive Vice President

                              CNL FINANCIAL SERVICES, INC.


                              By:__________________________
                              Name:      Brian H. Fluck
                              Title:  Executive Vice President


                              CNL FINANCIAL CORPORATION


                              By:__________________________
                              Name:      Brian H. Fluck
                              Title:  Executive Vice President


                              CNL GROUP, INC.


                              By:_________________________
                              Name:   Curtis B. McWilliams
                              Title:  Executive Vice President

The Amendment, dated as of August 30, 1999, among CNL FINANCIAL V, LP, a Delaware limited partnership. CNL APF PARTNERS, LP, a Delaware limited partnership. CNL AMERICAN PROPERTIES FUND. INC., a Maryland corporation, CNL FINANCIAL SERVICES, LP, a Delaware 1imited partnership, CNL FINANCIAL SERVICES, INC., a Delaware corporation, CNL FINANCIAL CORPORATION, a Delaware corporation, and CNL GROUP, INC. and PRUDENTIAL SECURITIES CREDIT CORPORATION to the Interim Wholesale Mortgage Warehouse and Security Agreement, dared as of September 18, 1998 is hereby acknowledged and consented to:


PRUDENTIAL GLOBAL FUNDING, INC.



By:_____________________________
Name:   Peter Nelson
Title:  Vice President

                      INTERIM WHOLESALE MORTGAGE WAREHOUSE
                             AND SECURITY AGREEMENT
                         DATED AS OF SEPTEMBER 18, 1998

                                  by and among

                               CNL FINANCIAL V, LP
                                  as Borrower,

                           CNL FINANCIAL CORPORATION,
                        CNL FINANCIAL SERVICES, INC., and
                                 CNL GROUP, INC.
                               as Credit Parties,

                                       and

                    PRUDENTIAL SECURITIES CREDIT CORPORATION
                                    as Lender



                                TABLE OF CONTENTS


1.       Interim Wholesale Mortgage Warehouse and Security Agreement

2.       Note

3.       Custodial Agreement

4.       Blocked Account Agreement

5.       Servicing Agreement

6.       Franchise Loan Purchase Agreement

7.       Administration Agreement

8.       UCC-l Financing Statement

9.       Closing Certificate of CNL Financial V, LP

10.      Closing Certificate of CNL Financial LP Holding Corp.

11.      Closing Certificate of CNL Financial Services, Inc.

12.      Closing Certificate of CNL Financial Corporation

13.      Closing Certificate of CNL Group, Inc.

14.      Corporate Legal Opinion of Lowndes,  Drosdick,  Doster,  Kantor & Reed,
         P.A.

15. True Sa1e/Non-Consolidation Legal Opinion of Lowndes, Drosdick, Doster, Kantor & Reed, P.A.

16.      Insurance Certificates

17.      Certificates of Out-of-State Delivery

           INTERIM WHOLESALE MORTGAGE WAREHOUSE AND SECURITY AGREEMENT




                         Dated as of September 18, 1998

                               CNL FINANCIAL V, LP
                                   as Borrower


                                       and


                            CNL FINANCIAL CORPORATION
                          CNL FINANCIAL SERVICES, INC.
                                 CNL GROUP, INC.
                                as Credit Parties


                                       and


                    PRUDENTIAL SECURITIES CREDIT CORPORATION
                                    as Lender



                                TABLE OF CONTENTS
RECITALS                                                                                                  1
SECTION 1 Definitions and Accounting Matters                                                              1
         1.01     Certain Defined Terms                                                                   1
         1.02     Accounting Terms and Determinations                                                     14

SECTION 2         Advances, Note and Prepayments                                                          14
         2.01     Advances                                                                                14
         2.02     Note                                                                                    14
         2.03     Procedure for Borrowing                                                                 15
         2.04     Repayment of Advances; Interest                                                         16
         2.05     Limitation on Advances; Illegality                                                      16
         2.06     Determination of Borrowing Base; Mandatory Prepayments or Pledge                        17
         2.07     Optional Prepayments                                                                    17
         2.08     Requirements of Law                                                                     18
         2.09     Purpose of Advances                                                                     19
         2.10     Taxes                                                                                   19
         2.11     Extension of Termination Date                                                           20
         2.12     Commitment Fee                                                                          20

SECTION 3         Payments; Computations; Etc                                                             20
         3.01     Payments                                                                                20
         3.02     Computations                                                                            20
         3.03     Blocked Account                                                                         21

SECTION 4         Collateral Security                                                                     21
         4.01     Collateral; Security Interest                                                           21
         4.02     Further Documentation                                                                   22
         4.03     Changes in Locations, Name, etc                                                         23
         4.04     Lender's Appointment as Attorney-in-Fact                                                23
         4.05     Performance by Lender of Borrower's Obligations                                         24
         4.06     Proceeds                                                                                24
         4.07     Remedies                                                                                25
         4.08     Limitation on Duties Regarding Presentation of Collateral                               25
         4.09     Powers Coupled with an Interest                                                         26
         4.10     Release of Security Interest                                                            26

SECTION 5         Conditions Precedent                                                                    26
         5.01     Initial Advance                                                                         26
         5.02     Initial and Subsequent Advances                                                         28

SECTION 6         Representations and Warranties                                                          30
         6.01     Financial Condition                                                                     30
         6.02     No Change                                                                               30
         6.03     Existence; Compliance with Law                                                          30
         6.04     Corporate Power; Authorization Enforceable Obligations                                  31
         6.05     No Legal Bar                                                                            31




         6.06     No Material Litigation                                                                  31
         6.07     No Default                                                                              31
         6.08     Collateral; Collateral Security                                                         31
         6.09     Chief Executive Office                                                                  32
         6.10     Location of Books and Records                                                           32
         6.11     No Burdensome Restrictions                                                              32
         6.12     Taxes                                                                                   32
         6.13     Margin Regulations                                                                      32
         6.14     Investment Company Act; Other Regulations                                               32
         6.15     Subsidiaries                                                                            33
         6.16     Origination and Acquisition of Franchise Loans                                          33
         6.17     No Adverse Selection                                                                    33
         6.18     Borrower Solvent; Fraudulent Conveyance                                                 33
         6.19     ERISA                                                                                   33
         6.20     True and Complete Disclosure                                                            33
         6.21     Licenses                                                                                34
         6.22     True Sales                                                                              34
         6.23     Lines of Business                                                                       35
         6.24     Year 2000                                                                               35

SECTION 7         Covenants of the Borrower                                                               35
         7.01     Financial Statements                                                                    35
         7.02     Existence, Etc                                                                          36
         7.03     Maintenance of Property; Insurance                                                      36
         7.04     Notices                                                                                 36
         7.05     Other Information                                                                       37
         7.06     Further Identification of Collateral                                                    37
         7.07     Franchise Loan Determined to be Defective                                               37
         7.08     Reports                                                                                 38
         7.09     Borrowing Base Deficiency                                                               38
         7.10     Prohibition of Fundamental Changes                                                      38
         7.11     Limitation on Liens on Collateral                                                       38
         7.12     Limitation on Sale or Other Disposition of Collateral                                   38
         7.13     Limitation on Transactions with Affiliates                                              38
         7.14     Underwriting Guidelines                                                                 39
         7.15     Limitations on Modifications, Waivers and Extensions of Franchise Loans                 39
         7.16     Servicing
         7.17     Limitation on Distributions                                                             39
         7.18     Use of Proceeds                                                                         39
         7.19     Selection of Collateral                                                                 39
         7.20     Interest Rate Protection Agreements                                                     40
         7.21     Lines of Business                                                                       40
         7.22     Securitization of Franchise Loans                                                       40
         7.23     Year 2000 Procedures                                                                    41

SECTION 8 Events of Default                                                                               41

SECTION 9 Remedies Upon Default                                                                           44



SECTION 10 No Duty of Lender                                                                              44

SECTION 11 Miscellaneous
         11.01    Waiver                                                                                  45
         11.02    Notices                                                                                 45
         11.03    Indemnification and Expenses                                                            45
         11.04    Amendments                                                                              46
         11.05    Successors and Assigns                                                                  46
         11.06    Survival                                                                                46
         11.07    Captions                                                                                46
         11.08    Counterparts                                                                            46
         11.09    Governing Law; etc                                                                      46
         11.10    Submission to Jurisdiction; Waivers                                                     47
         11.11    Waiver of Jury Trial                                                                    47
         11.12    Acknowledgments                                                                         48
         11.13    Hypothecation and Pledge of Collateral                                                  48
         11.14    Assignments Participations                                                              48
         11.15    Servicing                                                                               48
         11.16    Periodic Due Diligence Review                                                           49
         11.17    Set-Off                                                                                 50
         11.18    Confidentiality                                                                         50
         11.19    No Proceedings                                                                          50

SCHEDULES

         SCHEDULE 1 Representations and Warranties re: Franchise Loans

         SCHEDULE 2 Filing Jurisdictions and Offices

         SCHEDULE 3 Subsidiaries

         SCHEDULE 4 Franchise Concepts

EXHIBITS

         EXHIBIT A         Form of Note

         EXHIBIT B         Form of Custodial Agreement

         EXHIBIT C         Form of Opinion of Counsel to Borrower

         EXHIBIT D         Form of Notice of Borrowing and Pledge

         EXHIBIT E         Underwriting Guidelines

         EXHIBIT F         Form of Blocked Account Agreement

         EXHIBIT G         Eligibility Violation Notice

         EXHIBIT H         Form of Confidentiality Agreement

                INTERIM WHOLESALE MORTGAGE WAREHOUSE AND SECURITY
                                    AGREEMENT

         INTERIM WHOLESALE MORTGAGE WAREHOUSE AND SECURITY AGREEMENT, dated as of September 18, 1998, among

                  (i) CNL FINANCIAL V, LP, a Delaware limited partnership (the "Borrower"); and

                  (ii) solely for purposes of Section 7.22 and Section 11 (excluding Sections 11.03 and 11.15) hereof, CNL Financial Corporation ("CFC"), CNL Financial Services, Inc. ("CFS") and CNL Group, Inc. ("CNL"), each a Florida corporation; and

                  (iii) PRUDENTIAL SECURITIES CREDIT CORPORATION, a Delaware corporation (the "Lender").

                                    RECITALS

                  The Borrower wishes to obtain financing from time to time to provide interim funding for the origination and acquisition of certain Franchise Loans some of which Franchise Loans are to be sold or contributed by the Borrower to one or more trusts or other entities to be sponsored by the Borrower or an Affiliate (as defined herein) thereof, or to third-parties with the consent of the Lender, and which Franchise Loans shall secure Advances (as defined herein) to be made by the Lender hereunder.

                  The Lender has agreed, subject to the terms and conditions of this Loan Agreement (as defined herein), in consideration of an agreement by the Borrower to make PSI (as defined herein) the underwriter or placement agent in connection with certain securitizations, to provide such financing to the Borrower, with a portion of the proceeds of the sale of all asset-backed securities issued by any such trust or other entity, together with a portion of the proceeds of any permitted whole loan sales, together with other funds and Franchise Loans of the Borrower, if necessary, being used to repay any Advances made hereunder and any Interest Rate Protection Agreements as more particularly described herein.

                  Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1 Definitions and Accounting Matters.

                  1.01 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Loan Agreement in the singular to have the same meanings when used in the plural and vice versa):

                  "Accepted Servicing Practices" shall have the meaning assigned thereto in Section 11.15(a) hereof.

                  "Acquisition Loan" shall mean a Franchise Loan, the proceeds of which are used to acquire additional Franchise Units.

                  "Administration Agreement" shall mean the Administration Agreement as dated as of September 18, 1998, between the Borrower and CFS providing for certain services to be performed by CFS for the Borrower, as it may be amended, supplemented or otherwise modified from time to time with the prior written consent of the Lender.

                  "Advance"  shall  have the  meaning  assigned  to such term in
Section 2.01 hereof.

                  "Affiliate" means, with respect to any Person, any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" (together with the correlative meanings of "controlled by" and "undercommon control with") means possession, directly or indirectly, of the power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the directors or managing general partners (or their equivalent) of such Person, or (b) to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. Affiliates of the Borrower shall include, without limitation, CFC, CFS and CNL.

                  "Applicable Collateral Percentage" shall mean:

                  (a) for each Franchise Loan, from time to time, the following:

                  ----------------------------------------------- ---------------------------------------------
                     Principal Amount of Advances Outstanding                Applicable Collateral
                                                                                   Percentage
                  ----------------------------------------------- ---------------------------------------------
                  ----------------------------------------------- ---------------------------------------------

                                $0 to $50 million                                     90%
                  ----------------------------------------------- ---------------------------------------------
                  ----------------------------------------------- ---------------------------------------------

                   Greater than $50 million, but less than $100
                                     million                                          95%
                  ----------------------------------------------- ---------------------------------------------
                  ----------------------------------------------- ---------------------------------------------

                  Greater than $100 million, but less than $200
                                     million                                          96%
                  ----------------------------------------------- ---------------------------------------------
                  ----------------------------------------------- ---------------------------------------------

                            Greater than $200 million                                 97%
                  ----------------------------------------------- ---------------------------------------------

                  (b) for each Franchise Loan which is a Delinquent Franchise Loan, from time to time, the following:


                  ----------------------------------------------- ---------------------------------------------
                                                                  Applicable Collateral
                  Days Delinquent                                 Percentage
                  ----------------------------------------------- ---------------------------------------------
                  ----------------------------------------------- ---------------------------------------------
                  61 to 90 days                                   85%
                  ----------------------------------------------- ---------------------------------------------
                  ----------------------------------------------- ---------------------------------------------
                  91 to 120 days                                  75%
                  ----------------------------------------------- ---------------------------------------------
                  ----------------------------------------------- ---------------------------------------------
                  121 to 150 days                                 65%
                  ----------------------------------------------- ---------------------------------------------
                  ----------------------------------------------- ---------------------------------------------
                  151 to 180 days                                 50%
                  ----------------------------------------------- ---------------------------------------------


                  "Applicable Margin" shall mean, for each Advance, .95%.

                  "Appraised Value" shall mean the value set forth in a valuation performed by a valuation consultant in connection with the origination of the related Franchise Loan as the value of the related Franchise Units (determined on a going concern basis), such valuation shall be in form and substance satisfactory to the Lender and performed by a valuation consultant satisfactory to the Lender.

                  "Approved Hedge Counterparty" shall mean (i) Prudential Global Funding and (ii) any other Hedge Counterparty mutually agreeable to the Lender and the Borrower (to be negotiated in good faith).

                  "Asset-Backed Securities" or "ABS" shall mean securities issued pursuant to a securitization of Franchise Loans.

                  "Bankruptcy Code" shall mean the United States Bankruptcy Code of 1978, as amended from time to time.

                  "Basic   Documents"   shall  mean,   collectively,   the  Loan
Documents, the Administration Agreement, the Franchise Loan Purchase Agreement and the Servicing Agreement.

                  "Blocked Account" shall mean any bank account subject to a Blocked Account Agreement.

                  "Blocked Account Agreement" shall mean the agreement between the Servicer and the Lender substantially in the form of Exhibit F, attached hereto.

                  "Borrower" shall have the meaning provided in the heading hereof.

                  "Borrowing Base" shall mean the aggregate Collateral Value of all Eligible Franchise Loans, provided that:

                  (i) no more than $45,000,000 of the aggregate Collateral Value included in the Borrowing Base may consist of Franchise Loans relating to a single Obligor;

                  (ii) no more than $100,000,000 of the aggregate Collateral Value included in the Borrowing Base may consist of Franchise Loans relating to any four Obligors;

                  (iii) the aggregate Collateral Value of Ground Lease Franchise Loans included in the Borrowing Base may not exceed 80% of the Maximum Committed Credit;

                  (iv) the aggregate Collateral Value of Space Lease Franchise Loans included in the Borrowing Base may not exceed 60% of the Maximum Committed Credit; provided, that the aggregate Collateral Value of Space Lease Franchise Loans included in the Borrowing Base which are missing an executed landlord estoppel or executed subordination, non-disturbance and attornment agreement may not exceed 10% of such Space Lease Franchise Loans;
                  (v) the aggregate Collateral Value of Equipment Franchise Loans included in the Borrowing Base may not exceed 25% of the Maximum Committed Credit;

                  (vi) the aggregate Collateral Value of Construction Franchise Loans included in the Borrowing Base may not exceed 15% of the Maximum Committed Credit;

                  (vii) the aggregate Collateral Value of Tier II Franchise Loans included in the Borrowing Base may not exceed 55% of the Maximum Committed Credit;

                  (viii) the aggregate Collateral Value of Tier III Franchise Loans included in the Borrowing Base may not exceed 40% of the Maximum Committed Credit;

                  (ix) the aggregate Collateral Value of Tier IV Franchise Loans included in the Borrowing Base may not exceed 30% of the Maximum Committed Credit;

                  (x) the aggregate Collateral Value of Franchise Loans included in the Borrowing Base which relate to Franchise Units located in any one state may not exceed 25% of the Maximum Committed Credit;

                  (xi) the aggregate Collateral Value of Acquisition Loans included in the Borrowing Base may not exceed 65% of the Maximum Committed Credit;

                  (xii) the aggregate Collateral Value of Franchise Loans included in the Borrowing Base which relate to Franchise Units located outside of the United States may not exceed 15% of the Maximum Committed Credit; provided, that only Franchise Loans relating to Franchise Units located in Canada may be permitted to be included in the Borrowing Base unless otherwise consented to by the Lender, in its sole discretion; provided, further, that any such Franchise Loan shall have Franchise Loan Documents which are acceptable to the Lender and shall adequately hedge currency rate exposure to the satisfaction of the Lender; and

                  (xiii) the Collateral Value shall be zero for each Eligible Franchise Loan:

                           (A) in respect of which each of the Critical
                  Eligibility Criteria has not been met;

                           (B) which is a Delinquent  Franchise  Loan in respect
                  of which there is a delinquency in the payment of principal and/or interest which continues for a period in excess of 180 days (without regard to any applicable grace periods);

                           (C) which has been  released  from the  possession of
                  the Custodian under the Custodial Agreement to any Person other than the Lender or its bailee for a period in excess of ten (10) days; or

                           (D) for  which the  Custodian  has not  received  the
                  Final Documentation within five (5) Business Days following the related Funding Date (or such longer period as consented to by the Lender).

                  "Borrowing Base Deficiency" shall have the meaning provided in
Section 2.06 hereof.

                  "Business Day" shall mean any day other than (i) a Saturday or Sunday or (ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York or the Custodian is authorized or obligated by law or executive order to be closed.

                  "Casual Dining Franchise" shall mean any Franchise designated as a casual dining franchise on Schedule 4 hereto.

                  "Code" shall mean the Internal Revenue Code of 1986. as amended from time to time.

                  "Collateral" shall have the meaning provided in Section 4.01(b) hereof.

                  "Collateral Value" shall mean, with respect to each Eligible Franchise Loan, the Applicable Collateral Percentage times the Market Value of such Franchise Loan; provided, that in the case of a Franchise Loan for which the Borrower has received Payoff Proceeds, until such time that the related Advance is prepaid, the Collateral Value of such Franchise Loan shall be the amount of Payoff Proceeds being held in the Blocked Account.

                  "Collection Account" shall mean one or more accounts established by the Servicer subject to a security interest in favor of the Lender and to the Blocked Account Agreement, into which all Collections shall be deposited by the Servicer.

                  "Collections" shall mean, collectively, all collections, payments and recoveries on or in respect of the Franchise Loans, the Interest Rate Protection Agreements, the Franchise Loan Transfer Documents and the other Collateral (without limitation insurance proceeds. proceeds of the disposition of assets securing or otherwise subject to the Franchise Loans), and recoveries against the Credit Parties in respect of claims under the Franchise Loan Transfer Documents, and all proceeds of the foregoing.

                  "Commonly Controlled Entity" shall mean an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

                  "Confidentiality   Agreement"  shall  mean  a  confidentiality
agreement, substantially in the form of Exhibit H hereto.

                  "Construction Franchise Loan" shall mean a Franchise Loan secured by an interest in property relating to one or more Franchise Units which is being constructed or developed with the proceeds of the Franchise Loan.

                  "Contractual Obligation" shall mean as to any Person, any provision of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound or any provision of any security issued by such Person.

                  "Credit  Party" shall mean any of the (i) Borrower,  (ii) CFC,
(iii) CFS, (iv) each Subsidiary of the foregoing, (v) CNL, (vi) any Affiliate of any of the foregoing which services or originates Franchise Loans, and (vii) successors and assigns of each of the foregoing.

                  "Critical Eligibility Criteria" shall mean the eligibility criteria set forth in any of paragraphs (xiii), (xv), (xvii), (xix), (xxi),
(xxii),  (xxvii),  (xxviii),  (xxxi), (xxxv),  (xxxvi),  (xli), (xlii), (xliii),
(xliv)(A), (xliv)(B), (xliv)(E), (xlv), (xlvi) or (xlvii) of Schedule 1 hereto.

                  "Custodial Agreement" shall mean the Custodial Agreement, dated as of the date hereof, among the Borrower, the Custodian and the Lender, substantially in the form of Exhibit B hereto, as the same shall be modified and supplemented and in effect from time to time.

                  "Custodian"  shall  mean  Norwest  Bank  Minnesota,   National
Association, as custodian under the Custodial Agreement. and its successors and permitted assigns thereunder.

                  "Default" shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

                  "Delinquent Franchise Loan" shall mean a Franchise Loan for which the related Obligor is delinquent in the regularly scheduled payments of principal and/or interest (without giving effect to any applicable grace periods).

                  "Dollars" and "$" shall mean lawful money of the United States of America.

                  "Due Diligence Review" shall mean the performance by the Lender of any or all of the reviews permitted under Section 11.16 hereof with respect to any or all of the Franchise Loans, as desired by the Lender from time to time.

                  "Effective Date" shall mean the date upon which the conditions precedent set forth in Section 5.01 shall have been satisfied.

                  "Eligibility Violation Notice" shall mean a written report detailing any violations of the eligibility criteria listed on Schedule 1 hereto, substantially in the form of Exhibit G hereto.

                  "Eligible Franchise Loan" shall mean a Franchise Loan which satisfies the eligibility characteristics set forth on Schedule 1 hereto on and as of the applicable Funding Date, and continues to satisfy the Critical Eligibility Criteria at all times thereafter while such Franchise Loan is included in the Borrowing Base.

                  "Equipment Franchise Loan" shall mean a Franchise Loan secured exclusively by an interest in equipment relating to the operation of one or more Franchise Units.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "ERISA Affiliate" shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 4 14(b) or (c) of the Code of which the Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(1) of ERISA and
Section 4 12(n) of the Code, described in Section 4 14(m) or (o) of the Code of which the Borrower is a member.

                  "Event of Default" shall have the meaning provided in Section 8 hereof.

                  "Facility Delinquency Rate" shall mean, at any time, the aggregate principal amount of Delinquent Franchise Loans which are greater than thirty (30) days delinquent included in the Borrowing Base as a percentage of the Maximum Committed Credit.

                  "Fee Franchise Loan" shall mean a Franchise Loan secured by a Mortgage on a fee interest in real property relating to the operation of one or more Franchise Units.

                  "Final Documentation" shall have the meaning assigned thereto in the Custodial Agreement.

                  "Franchise"  shall  mean  each  Tier  I  Franchise,   Tier  II
Franchise, Tier Ill Franchise and Tier IV Franchise.

                  "Franchise Loan" shall mean a performing restaurant franchise loan relating to one or more Franchise Units which are originated by an Affiliate of the Borrower and purchased by the Borrower with the intention to securitize them in an asset-backed securities offering, and which Franchise Loan includes, without limitation (i) a Promissory Note and related Mortgage and/or Franchise Loan Security Agreement and (ii) all right, title and interest of the Borrower in and to the Secured Property covered by such Mortgage and/or Franchise Loan Security Agreement. The Obligor of such Franchise Loan may be the Franchisor.

                  "Franchise  Loan  Documents"  shall mean,  with respect to any
Franchise Loan, (i) the documents comprising the Franchise Loan File for such Franchise Loan (regardless of whether such document has been delivered to the Custodian under the Custodial Agreement), (ii) all Servicing Records, servicing agreements (including without limitation the Servicing Agreement), servicing rights, pledge agreements (including without limitation the Servicing Agreement), and any other collateral pledged or otherwise relating to such Franchise Loan, and (iii) all files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, computer storage media, accounting records and other books and records relating thereto.

                  "Franchise Loan File" shall have the meaning assigned thereto in the Custodial Agreement, it being understood that for purposes of determining whether the portion of the Franchise Loan File held by the Custodian and relating to any Franchise Loan is complete, the Final Documentation related to such Franchise Loan shall not be required to be delivered to the Custodian until five Business Days after the related Funding Date for such Franchise Loan, or such longer or shorter period as agreed to by the Borrower and the Lender from time to time.

                  "Franchise Loan Interest Rate" shall mean the annual rate of interest borne on a Promissory Note, which shall be adjusted from time to time with respect to adjustable rate Franchise Loans.

                  "Franchise Loan Purchase Agreement" shall mean the Franchise Loan Purchase Agreement, dated as of September 18. 1998, between the Originators and the Borrower, pursuant to which the Originators transfer the Franchise Loans to the Borrower from time to time, as amended, supplemented or otherwise modified from time to time with the prior written consent of the Lender.

                  "Franchise Loan Schedule" shall have the meaning assigned thereto in the Custodial Agreement.

                  "Franchise Loan Schedule and Exception Report" shall mean the Franchise Loan Schedule and Exception Report prepared by the Custodian pursuant to the Custodial Agreement.

                  "Franchise Loan Security Agreement" shall mean the security agreement or similar document evidencing the security interest of the Borrower in the assets of the Obligor pursuant to a Franchise Loan, which security agreement may be contained within a Mortgage.

                  "Franchise Loan Tape" shall mean a computer-readable magnetic tape ,containing the information with respect to each Franchise Loan, to be delivered by the Borrower to the Lender pursuant to the Franchise Loan Schedule.

                  "Franchise Loan Transfer Documents" shall mean the Franchise Loan Purchase Agreement and any other agreements by which an Originator shall sell or contribute Franchise Loans to the Borrower; provided, that such agreements shall be in form and substance satisfactory to the Lender. Such agreements shall (i) contain provisions reasonably intended to effect a "true sale" or "true contribution" of such Franchise Loans to the Borrower, (ii) require that such Originator, CFS, CFC and CNL make certain representations and warranties relating to such Franchise Loans substantially comparable to those representations and warranties made by the Borrower to the Lender under Schedule 1 of this Agreement, and (iii) be accompanied by such supporting documentation with respect to such sale or contribution (including without limitation opinions of counsel, evidence of lien filings and lien searches) as the Lender shall reasonably require.

                  "Franchise Unit" shall mean the individual business location on which a business relating to a Franchise is operated.

                  "Funding Date" shall mean the date on which an Advance is made hereunder.

                  "Funding Date Documentation" shall have the meaning assigned to such term in the Custodial Agreement.

                  "GAAP" shall mean generally accepted accounting principles as in effect from time to time in the United States of America.

                  "Governmental Authority" shall mean any nation or governments any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over the Borrower, any of its Subsidiaries or any of its properties.

                  "Ground Lease Franchise Loan" shall mean a Franchise Loan secured by a Mortgage on a ground lease interest in real property relating to the operation of one or more Franchise Units.

                  "Guarantee Obligation" shall mean, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, U) purchase Franchise Loan, goods, securities or services, or to take-or-pay or otherwise). The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms "Guarantee" and "Guaranteed" used as verbs shall have correlative meanings.

                  "Hedge Counterparty" shall mean the counterparty under any Interest Rate Protection Agreement.

                  "Hedge Payment" shall mean any amount payable to a Hedge Counterparty pursuant to an Interest Rate Protection Agreement.

                  "Indebtedness" shall mean, of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under financing leases, (d) all obligations of such Person in respect of letters of credit, acceptances or similar instruments issued or created for the account of such Person and (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

                  "Indemnified Party" shall have the meaning provided in Section
11.03 hereof.

                  "Interest Rate Protection Agreement" shall mean, with respect to any or all of the Franchise Loans, any interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by the Borrower and reasonably acceptable to the Lender.

                  "Investment Company Act" shall mean the Investment Company Act of 1940, as amended.

                  "Lender" shall have the meaning provided in the heading hereof.

                  "LIBO Rate" shall mean, with respect to any Advance, the rate per annum equal to the rate appearing at page 3750 of the Telerate Screen as one-month LIBOR on the each Business Day, of is such day is not a Business Day, the immediately preceding Business Day, and if such rate shall not be so quoted, the rate per annum at which the Lender is offered Dollar deposits at or about 11:00 a.m., New York City time, on such date by prime banks in the interbank eurodollar market where the eurodollar and foreign currency exchange operations in respect of its Advances are then being conducted for delivery on such day for a period of one month, and in an amount comparable to the amount of the Advances to be outstanding on such day.

                  "Lien" shall mean any mortgage, lien, pledge, charge, security interest or similar encumbrance.

                  "Loan Agreement" shall mean this Interim Wholesale Mortgage Warehouse and Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Loan   Documents"   shall  mean,   collectively,   this  Loan
Agreement, the Note, the Blocked Account Agreement and the Custodial Agreement.

                  "Market Value" shall mean, with respect to any Franchise Loan, the market value of such Franchise Loan (not to exceed the Par Amount of such Franchise Loan), as determined by the Lender in its sole discretion (exercised in good faith), which Market Value may be determined to be zero, reflecting, among other things, without limitation (a) the effect of changes in interest rates on the value of the Franchise Loan, (b) changes in financial operating performance for each underlying Franchise Unit, (c) information contained in quarterly financial statements relating to the Obligors and the Franchise Units,
(d) delinquencies and defaults on such Franchise Loan, (e) seasoning of such Franchise Loan and (f) the value of any Interest Rate Protection Agreement relating to such Franchise Loan, (g) developments in the general franchise industry or with respect to any Franchise and (h) rating agency requirements for securitization.

                  "Material Adverse Effect" shall mean, with respect to each Credit Party, a material adverse effect on (a) the business, Franchise Loans, property, business, condition (financial or otherwise) or prospects of any Credit Party, (b) the ability of any Credit Party to perform its obligations under any of the Loan Documents to which it is a party, (c) the validity or enforceability of any of the Loan Documents, (d) the rights and remedies of the Lender under any of the Loan Documents, (e) the timely payment of the principal of or interest on the Advances or other amounts payable in connection therewith or (f) the Collateral.

                  "Maximum Committed Credit" shall mean $300,000,000.

                  "Monthly Payment" means the scheduled monthly payment of principal and interest on a Franchise Loan as adjusted in accordance with changes in the Franchise Loan Interest Rate pursuant to the provisions of the Promissory Note for an adjustable rate Franchise Loan.

                  "Mortgage" shall mean the mortgage, deed of trust or other instrument securing a Promissory Note, which creates a first lien on the fee or leasehold interest in real property securing the Promissory Note.

                  "Multiemployer   Plan"   shall   mean  a  Plan   which   is  a
multiemployer plan as defined in Section 400 1(a)(3) of ERISA.

                  "Non-Excluded  Taxes"  shall  have  the  meaning  provided  in
Section 2.10 hereof.

                  "Note" shall have the meaning assigned to such term in Section
2.02 hereof.

                  "Notice of Borrowing and Pledge" shall have the meaning provided in Section 2.03(a) hereof.

                  "Obligor" shall mean the obligor under a Promissory Note.

                  "Originator" shall mean CFS and each other Credit Party that has been approved by the Lender in writing, which originates Franchise Loans.

                  "Par Amount" shall mean, in respect of a Franchise Loan at any time, the outstanding principal balance of such Franchise Loan at such time.

                  "Payment Date" shall have the meaning set forth in Section 2.06(c) hereof.

                  "Payoff" shall mean, with respect to any Franchise Loan repayment by the applicable Obligor of all outstanding principal thereunder together with all interest accrued thereon to the date of such repayment and any penalty or premium thereon.

                  "Payoff Proceeds" shall mean, with respect to any Franchise Loan, all funds received from the applicable Obligor in connection with a Payoff.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "Person" shall mean any individual., corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association, government (or any agency, instrumentality or political subdivision thereof) or any other entity of whatever nature.

                  "Plan" shall mean at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
Section 3(5) of ERISA.

                  "Post-Default Rate" shall mean, in respect of any principal of any Advance or any other amount under this Loan Agreement, the Note or any other Loan Document that is not paid when due to the Lender (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to the LIBO Rate plus 5.00% per annum.

                  "Promissory Note" shall mean the original executed promissory note or other evidence of the indebtedness of a Obligor/borrower with respect to a Franchise Loan.

                  "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

                  "PSI"  shall  mean  Prudential  Securities   Incorporated,   a
Delaware corporation.

                  "Quick Service Franchise" shall mean any Franchise designated as a quick service franchise on Schedule 4 hereto.

                  "Regulations T. U and X" shall mean Regulations T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

                  "Reportable Event": any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the notice period is waived under Sections .21, .22, .23, .26, .27 or .28 of PBGC Reg. ss. 4043.

                  "Responsible  Officer" shall mean, as to any Person, the chief executive officer or, with respect to financial matters, the chief financial officer of such Person; provided, that in the event any such officer is unavailable at any time he or she is required to take any action hereunder or if a document is required in connection with a funding request pursuant to Section
2.03 hereof, Responsible Officer shall mean any officer authorized to act on such officer's behalf as demonstrated to the Lender to its reasonable satisfaction.

                  "Requirement of Law" shall mean as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Secured Obligations" shall mean the unpaid principal amount of, and interest on the Advances, and all other obligations and liabilities of the Borrower to the Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of or in connection with this Loan Agreement, the Note, any other Loan Document and any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Lender that are required to be paid by the Borrower pursuant to the terms hereof or thereof) or otherwise. For purposes hereof, "interest" shall include, without limitation, interest accruing after the maturity of the Advances and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding.

                  "Secured Property" shall mean the real property (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Promissory Note.

                  "Servicer" shall mean CFS, its successors and assigns, or such other servicer designated by the Borrower and acceptable to the Lender.

                  "Servicing Agreement" shall mean a servicing agreement between the Borrower and the Servicer for the servicing of Franchise Loans.

                  "Servicing Records" shall have the meaning provided in Section 11.15(b) hereof.

                  "Single Employer Plan" shall mean any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

                  "Space Lease Franchise Loan" shall mean a Franchise Loan secured by a Mortgage on or a collateral assignment of a space lease interest in real property relating to the operation of one or more Franchise Units; provided that (i) the related Mortgage has been or will be duly filed to be recorded with all appropriate governmental authorities in all jurisdictions in which such Mortgage is required to be filed and recorded to create a valid, binding and enforceable collateral assignment or mortgage of the Obligors interest in the related Property, (ii) the owner of the related Property has consented to such collateral assignment or mortgage and has executed a landlord's estoppel and consent in connection with such assignment and (iii) all necessary subordination, attornment and nondisturbance agreements have been obtained with respect to such property; provided, that, in accordance with paragraph (iv) of the definition of "Borrowing Base", certain Space Lease Franchise Loans may tail to satisfy items (ii) and (iii) above.

                  "Subsidiary" shall mean, with respect to any Person, any other Person of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

                  "Termination Date" shall mean September 18. 1999 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law, as same may be extended in accordance with Section 2.11 hereof.

                  "Tier I Franchise" shall mean a Franchise listed as a Tier I Franchise on Schedule 4, Part A.

                  "Tier II Franchise" shall mean a Franchise listed as a Tier U Franchise on Schedule 4, Part B.

                  "Tier III Franchise" shall mean a Franchise listed as a Tier Ill Franchise on Schedule 4, Part C.

                  "Tier IV Franchise" shall mean a Franchise listed as a Tier IV Franchise on Schedule 4, Part D.

                  "Tier I Franchise Loan" shall mean a Franchise Loan relating to a Tier I Franchise.

                  "Tier II Franchise Loan" shall mean a Franchise Loan relating to a Tier II Franchise.

                  "Tier Ill Franchise Loan" shall mean a Franchise Loan relating to a Tier III Franchise.

                  "Tier IV Franchise Loan" shall mean a Franchise Loan relating to a Tier IV Franchise.

                  "Underwriting   Guidelines"   shall   mean  the   underwriting
guidelines of the Borrower for Franchise Loans a copy of each of which has been delivered to the Lender.

                  "Underwriting Package" shall mean, with respect to each Franchise Loan, a file which includes, without limitation, the following information pertaining to such Franchise Loan (i) detailed loan characteristics,
(ii) use of proceeds and (iii) detailed financial and credit reports of the related Obligor.

                  "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.


                  "Year 2000 Problem" shall have the meaning assigned to such term in Section 6.24 hereof.

                  1.02 Accounting Terms and Determinations. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted and all financial statements and certificates and reports as to financial matters required to be delivered to the Lender hereunder shall be prepared, in accordance with GAAP.

                  SECTION 2 Advances. Note and Prepayments.

                  2.01     Advances.

                  (a) Subject to the terms and conditions of this Loan Agreements the Lender agrees to make loans (individually, an "Advance" collectively, the "Advances") to the Borrower, from time to time on any Business Day from and including the Effective Date to but excluding the Termination Date, in an aggregate principal amount at any one time outstanding up to but not exceeding the lesser of (i) the Maximum Committed Credit, and (ii) the Borrowing Base at such time.

                  (b)  Subject  to  the  terms  and   conditions  of  this  Loan
Agreements during such period the Borrower may borrow, repay and reborrow hereunder.

                  (c) In no event shall an Advance be made when any Default or Event of Default has occurred and is continuing.

                  (d) The Lender shall have no obligation to make Advances at any time in which the Facility Delinquency Rate exceeds 6%.

                  (e) All Advances relating to Construction Franchise Loans must be requested in accordance with a construction schedule satisfactory to the Lender. The full amount of Advances relating to any Construction Franchise Loan must be made no later than one hundred and eighty (180) days following the first Funding Date relating to such Construction Franchise Loan.

                  (f) Notwithstanding anything to the contrary herein, the Borrower does not need to make a pledge of Franchise Loans in connection with an Advance, so long as the then existing Borrowing Base will not be exceeded after giving effect to such Advance.

                  (g) The Lender shall have no obligation to make new Advances at any time in which the Final Documentation relating to Franchise Loans pledged in connection with any Advance have not been delivered to the Custodian within five (5) Business Days (or such longer time period as consented to by the Lender) following the related Funding Date for such Advance until such time as the Final Documentation, complete and free of exceptions, is delivered to the Custodian.

                  2.02     Note

                  (a) The Advances made by the Lender shall be evidenced by a single promissory note of the Borrower substantially in the form of ~h1bILA hereto (the "NI~")~ dated the date hereof, payable to the Lender in a principal amount equal to the amount of the Maximum Committed Credit and otherwise duly completed. The Lender shall have the right to have its Note subdivided, by exchange for promissory notes of lesser denominations or otherwise.

                  (b) The date, amount and interest rate of each Advance made by the Lender to the Borrower, and each payment made on account of the principal and interest thereof, shall be recorded by the Lender on its books and, prior to any transfer of the Note, endorsed by the Lender on the schedule attached to the Note or any continuation thereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing hereunder or under the
Note in respect of the Advances.

                  2.03     Procedure for Borrowing.

                  (a) The Borrower may request an Advance hereunder, on any Business Day during the period from and including the Effective Date to but excluding the Termination Date) by delivering to the Lender, with a copy to the Custodian, an irrevocable written Notice of Borrowing and Pledge substantially in the form of Exhibit D hereto (a "Notice of Borrowing and Pledge"), appropriately completed which Notice of Borrowing and Pledge must be received by the Lender, with a copy to the Custodian, prior to 5 p.m., New York City time, two (2) Business Days prior to the requested Funding Date of such Advance; provided, that if the requested Funding Date is during the last seven (7) days of March, June, September or December, such Notice of Borrowing and Pledge must be received by the Lender, with a copy to the Custodian, prior to 5 p.m., New York City time, four (4) Business Days prior to the requested Funding Date of such Advance. The Borrower shall have the right to cancel a Notice of Borrowing and Pledge by giving notice to the Lender of such cancellation prior to 11 a.m., New York City time, one (1) Business Day prior to the requested Funding Date. Such Notice of Borrowing and Pledge shall (i) attach a schedule identifying the Eligible Franchise Loan that the Borrower proposes to pledge to the Lender and to be included in the Borrowing Base in connection with such Advance, (ii) contain the amount of the requested Advance, which shall in all events be at least equal to $500,000 (or in the case of an Advance relating to a Construction Franchise Loan, $100,000) to be made on such Funding Date, (iii) specify the requested Funding Date, (iv) attach an officer's certificate signed by a Responsible Officer of the Borrower, and (v) contain (by attachment) such other information reasonably requested by the Lender from time to time.

                  (b) The Borrower shall deliver (or cause to be delivered) to the Lender no later than 5 p.m., New York City time, seven (7) Business Days prior to the requested Funding Date, a complete Underwriting Package relating to each Eligible Franchise Loan to be pledged to the Lender and included in the Borrowing Base on such requested Funding Date. Within seven (7) Business Days following the receipt by the Lender of the complete Underwriting Package relating to each Eligible Franchise Loan, the Lender shall deliver to the Borrower notice of whether or not such Franchise Loan is rejected and deemed ineligible to be pledged or is acceptable to be pledged; provided, that the failure to give notice within the allotted time period shall be deemed to be notice by the Lender of its rejection of such Franchise Loan; provided, further, that notice that such Franchise Loan is not rejected shall not be construed to be a waiver of the requirement to satisfy all conditions precedent prior to making Advances hereunder.

                  (c) The Borrower shall deliver (or cause to be delivered) and release to the Custodian no later than 12:00 noon, New York City time, two (2) Business Days prior to the requested Funding Date (in the case of Franchise Loans involving less than twenty (20) Franchise Units) or three (3) Business Days prior to the requested Funding Date (in the case of Franchise Loans involving twenty (20) or more Franchise Units), the Funding Date Documentation pertaining to each Eligible Franchise Loan to be pledged to the Lender and included in the Borrowing Base on such requested Funding Date, in accordance with the terms and conditions of the Custodial Agreement.

                  (d) Pursuant to the Custodial Agreement, the Custodian shall deliver to the Lender and the Borrower,. no later than 12:00 noon, New York City time, one Business Day prior to the Funding Date, a Funding Date Certification in respect of the Funding Date Documentation relating to all Franchise Loans pledged to the Lender on such Funding Date and an Franchise Loan Schedule and Exception Report in respect of all Franchise Loan so pledged to the Lender.

                  (e) The Borrower shall deliver or cause to be delivered to' the Custodian the Final Documentation relating to any Advance no later than five
(5) Business Days following the Funding Date for such Advance, or such longer period as reasonably requested by Borrower and consented to by the Lender, such consent not to be unreasonably withheld.

                  2.04     Repayment of Advances: Interest.

                  (a) The Borrower hereby promises to repay in full on the Termination Date the then aggregate outstanding principal amount of the Advances.

                  (b) The Borrower hereby promises to pay to the Lender interest on the unpaid principal amount of each Advance for the period from and including the Funding Date of such Advance to but excluding the date such Advance shall be paid in full, at a rate per annum equal to the LIBO Rate plus the Applicable Margin; calculated such that interest shall accrue each day on the outstanding principal amount of all Advances as of 11:00 a.m., New York City time, on such day. Notwithstanding the foregoing, the Borrower hereby promises to pay to the Lender interest at the applicable Post-Default Rate on any principal of any Advance and on any other amount payable by the Borrower hereunder or under the Note that shall not be paid in full when due (whether at stated maturity, by acceleration or by mandatory prepayment or otherwise) for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Advance shall be payable monthly on each Payment Date and on the Termination Date. Notwithstanding the foregoing, interest accruing at the Post-Default Rate shall be payable to the Lender on demand.

                  2.05 Limitation on Advances: Illegality. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any LIBO
Rate:

                  (a) the Lender determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "LIBO Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Advances as provided herein; or

(b) the Lender determines, which determination shall be conclusive, that the relevant rate of interest referred to in the definition of "LIBO Rate" in
Section 1.01 hereof upon the basis of which the rate of interest for Advances is to be determined is not likely adequately to cover the cost to the Lender of making or maintaining Advances; or

(c) it becomes unlawful for the Lender to honor its obligation to make or maintain Advances hereunder using the LIBO Rate; then the Lender shall give the Borrower prompt notice thereof and, so long as such condition remains in effect, the Lender shall be under no obligation to make additional Advances, and the Borrower shall, a~ its option, either prepay all such Advances as may be outstanding or such Advances shall accrue interest based on an alternative comparable methodology, determined by the Lender it is sole discretion (exercised in good faith).

                  2.06 Determination of Borrowing Base: Mandatory Prepayments or Pledge.

                  (a) If at any time the aggregate outstanding principal amount of Advances exceeds the Borrowing Base (a "Borrowing Base Deficiency"), as determined by the Lender and notified to the Borrower on or before 11:00 a.m. on any Business Day, the Borrower shall no later than three (3) Business Days after receipt of such notice, at the option of the Borrower, either prepay the Advances in part or in whole or pledge additional Eligible Franchise Loans to the Lender (which shall be in all respects acceptable to the Lender), such that after giving effect to such prepayment or pledge the aggregate outstanding principal amount of the Advances does not exceed the Borrowing Base.

                  (b) All proceeds of a securitization relating to the Franchise Loans pledged hereunder shall be used to prepay the outstanding principal amount of Advances relating to such Franchise Loans in such securitization, and to prepay an amount equal to any Borrowing Base Deficiency that results from a change m the Applicable Collateral Percentage that occurs as a result of repayment of Advances in connection with such securitization.

                  (c) On the fifteenth (15th) day of each month (each a "Payment Date"), the Borrower shall be required to prepay the Advances in an amount equal to the amount of Collections received since the preceding Payment Date and allocable to principal on the Franchise Loans in accordance with the terms of such Franchise Loans.

                  2.07     Optional Prepayments.

                  (a) The Borrower may prepay, in whole or in part, Advances at any time without premium or penalty, except as contained in paragraph (b) of this Section 2.07. Any amounts prepaid shall be applied to repay the outstanding principal amount of any Advances (together with interest thereon) until paid in full. Amounts repaid may be reborrowed in accordance with the terms of this Loan Agreement. If the Borrower intends to prepay an Advance in whole or in part from any source, the Borrower shall give two (2) Business Days' prior written notice thereof to the Lender, specifying the date and amount of prepayment. If such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. Partial prepayments shall be in an aggregate principal amount of at least $100,000.

                  (b) The Borrower shall indemnify the Lender and hold the Lender harmless from any actual loss or expense which the Lender may sustain or incur arising from a prepayment of any Advance (other than prepayments associated with (i) a securitization or (ii) any Collateral withdrawn from the Borrowing Base with sixty (60) days prior written notice to the Lender), which actual loss or expense shall be equal to an amount equal to the excess, as reasonably determined by the Lender, of (x) its cost of obtaining funds for such Advances for the period from the date of such payment over (y) the amount of interest likely to be realized by such Lender in redeploying the funds not utilized by reason of such payment for such period. For the purposes of calculating any actual loss or expense, the cost of obtaining funds shall be limited to costs incurred for a maximum period of sixty (60) days. This Section
2.07 shall survive termination of this Loan Agreement and payment of the Note.

                  2.08     Requirements of Law.

                  (a) If any Requirement of Law (other than with respect to any amendment made to the Lender's certificate of incorporation and by-laws or other organizational or governing documents) or any change in die interpretation or application thereof or compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                  (i) shall subject the Lender to any tax of any kind whatsoever with respect to this Loan Agreement, the Note or any Advance made by it (excluding net income taxes) or change the basis of taxation of payments to the Lender in respect thereof:

                  (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory Advance or similar requirement against Franchise Loan held by, deposits or other liabilities in or for the account of, advances, Advances or other extensions of credit by, or any other acquisition of funds by, any office of the Lender which is not otherwise included in the determination of the LIBO Rate hereunder;

                  (iii) shall impose on the Lender any other condition; and the result of any of the foregoing is to increase the cost to the Lender, by an amount which the Lender deems to be material, of making or maintaining any Advance or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay the Lender such additional amount or amounts as will compensate the Lender for such increased cost or reduced amount receivable.

                  (b) If the Lender shall have determined that the adoption of or any change in any Requirement of Law (other than with respect to any amendment made to the Lender's certificate of incorporation and by-laws or other organizational or governing documents) regarding capital adequacy or in the interpretation or application thereof or compliance by the Lender or any corporation controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on the Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which the Lender or such corporation (taking into consideration the Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by the Lender to be material, then from time to time, the Borrower shall promptly pay to the Lender such additional amount or amounts as will compensate the Lender for such reduction.

                  (c) If the Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Borrower of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by the Lender to the Borrower shall be conclusive in the absence of manifest error.

                  2.09 Purpose of Advances. Each Advance shall be used to finance the origination or acquisition of Eligible Franchise Loans identified to the Lender in writing on each Franchise Loan Schedule, as such Franchise Loan Schedule may be amended from time to time.

                  2.10     Taxes.

                  (a) All payments made by the Borrower under this Loan Agreement and the Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Lender as a result of a present or former connection between the Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Loan Agreement or any Note). If any such non-excluded taxes, levies. imposts, duties, charges, fees deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Lender hereunder or under the Note, the amounts so payable to the Lender shall be increased to the extent necessary to yield to the Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Loan Agreement; provided, however, that the Borrower shall not be required to increase any such amounts payable to the Lender that is not organized under the laws of the United States of America or a state thereof if the Lender fails to comply with the requirements of clause (b) of this Section. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Lender the required receipts or other required documentary evidence, the Borrower shall indemnify the Lender for any incremental taxes, interest or penalties that may become payable by the Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Loan Agreement and the payment of the Advances and all other amounts payable hereunder.

                  (b) If the Lender hereunder (or an assignee or participant that acquires an interest hereunder in accordance with Section 11.14 hereof) that is not incorporated under the laws of the United States of America or a state thereof shall:

                  (i) deliver to the Borrower (A) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case maybe;

                  (ii) deliver to the Borrower two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

                  (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower; unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Loan Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender or a participant pursuant to Section 11.14 hereof shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this Section, provided that in the case of a participant, such participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

                  2.11 Extension of Termination Date. Upon the written request of the Borrower, at least ninety (90) days prior to then current Termination Date, the Lender may in its sole discretion extend the Termination Date for a period of 364 days, by giving written notice of such extension to the Borrower no later than thirty (30) days following receipt of such request from the Borrower.

                  2.12 Commitment Fees. On or prior to the Effective Date, the Borrower shall pay to the Lender a facility commitment fee in an amount equal to
 .25% of the Maximum Committed Credit. Upon each extension of the Termination Date pursuant to Section 2.11 hereof, the Borrower shall pay to the Lender a renewal fee in an amount equal to .10% of the Maximum Committed Credit.

                  SECTION 3         Payments: Computations: Etc.

                  3.01     Payments.

                  (a) Except to the extent otherwise provided herein, a" payments of principal, interest and other amounts to be made by the Borrower under this Loan Agreement and the Note, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Lender at the following account maintained by the Lender with the Bank of New York:
Account No. "GLAl11569PPC" For the A/C of Prudential Securities Credit Corporation, ABA# "021000018" not later than 1:00 p.m., New York City time, on the date on which such payment shall become due (and each such payment made after such time on such due date shall be deemed to have been made on the next succeeding Business Day). The Borrower acknowledges that it has no rights of withdrawal from the foregoing account.

                  (b) Except to the extent otherwise expressly provided herein, if the due date of any payment under this Loan Agreement or the Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

                  3.02 Computations. Interest on the Advances shall be computed on the basis of a 360-day year for the actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

                  3.03     Blocked Account.

                  (a) The Borrower shall (or shall cause the Servicer to) instruct all Obligors to remit payments in respect of the Franchise Loans to the Collection Account. The Borrower shall (and shall cause the Servicer to) use all reasonable efforts to prevent the deposit of any funds other than proceeds of Collateral into the Collection Account. If the Borrower or the Servicer receives any Collections, the Borrower shall (or cause the Servicer to) deposit such Collections into the Collection Account no later than the Business Day following such receipt. Pending such deposit, such funds shall be held in trust for the benefit of the Lender.

                  (b) Funds deposited in the Collection Account during any month shall be held therein, in trust for the Lender, until the next Payment Date. On each Payment Date, funds shall be withdrawn from the Collection Account and applied as follows:

                  (i) first, ratably to Hedge Counterparties for the payment of Hedge Payments,

                  (ii) second, to the Lender for the payment of interest on the Advances then accrued;

                  (iii) third, to the payment of other Secured Obligations (other than the payments in respect of principal on the Advances) then due;

                  (i':) fourth, to the payment of any principal of the Advances then due (whether pursuant to Section 2.06, by acceleration or otherwise);

                  (v)  fifth,   to  the  payment  of  servicing   fees  and  the
         reimbursement of expenses under the Servicing Agreement; and

                  (vi) sixth, to the payment of amounts payable under the Administration Agreement. Any funds remaining in the Collection Account following the application set forth above shall be remitted to the Borrower; provided, that such funds shall not be remitted to the Borrower or to the Borrower's Affiliates pursuant to subsections (v) or
         (vi) above or otherwise if a Default or Event of Default is continuing and shall instead be held in the Collection Account as security for the Secured Obligations.

                  SECTION 4 Collateral Security.

                  4.01     Collateral: Security Interest.

                  (a) Pursuant to the Custodial Agreement, the Custodian shall hold the Franchise Loan Documents as exclusive bailee and agent for the Lender pursuant to terms of the Custodial Agreement and shall deliver certifications to the Lender each to the effect that it has reviewed such Franchise Loan Documents in the manner and to the extent required by the Custodial Agreement and identifying any exceptions in such Franchise Loan Documents as so reviewed in the Franchise Loan Schedule and Exception Reports.

                  (b) Each of the following items of property is hereinafter referred to as the "Collateral":

                  (i)      all  Franchise  Loans   identified  on  a  Notice  of
                           Borrowing and Pledge delivered by the Borrower to the Lender and the Custodian from time to time;

                  (ii) all Franchise Loan Documents, including without limitation all promissory notes, and all Servicing Records, Servicing Agreements, servicing rights, pledge agreements, Purchase and Sale Agreements and any other collateral pledged or otherwise relating to the Franchise Loan, together with all files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, computer storage media, accounting records and other books and records relating thereto;

                  (iii) all mortgage guaranties and insurance relating to such Franchise Loans (issued by governmental agencies or otherwise) and any mortgage insurance certificate or other document evidencing such mortgage guaranties or insurance relating to such Franchise Loans and all claims and payments thereunder;

                  (iv) all other insurance policies and insurance proceeds relating to any Franchise Loan or the related Secured Property;

                  (v) all purchase or take-out commitments relating to or constituting any or all of the foregoing;

                  (vi) all Interest Rate Protection Agreements relating to any Franchise Loan;

                  (vii) all Blocked Accounts and the balance from time to time standing to the credit of Blocked Accounts and all rights with respect thereto;

                  (viii)   all  collateral,  however  defined,  under  any other
                           agreement   between  the   Borrower  or  any  of  its
                           Affiliates on the one hand and the Lender or any of its Affiliates on the other hand;

                  (ix) all "accounts", "chattel paper", "instruments" and "general intangibles" as defined in the Uniform Commercial Code relating to or constituting any and all of the foregoing; and

                  (x)      any    and    all    replacements,     substitutions,
                           distributions on or proceeds of any and all of the foregoing.

                  (c) The Borrower hereby pledges to the Lender, and grants a security interest in favor of the Lender in, all of the Borrowers right, title and interest in, to and under the Collateral, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, to secure the Secured Obligations. The Borrower agrees to mark its computer records and tapes to evidence the interests granted to the Lender hereunder.

                  4.02 Further Documentation. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Loan Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby or the taking of any other action necessary to preserve the status of the Lender's Liens on the Collateral as first priority perfected liens. The Borrower also hereby authorizes the Lender to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law. A photographic or other reproduction of this Loan Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                  4.03 Changes in Locations.  Name.  etc. The Borrower shall not
(i) change the location of its chief executive office/chief place of business from that specified in Section 6 hereof or (ii) change its name, identity or corporate structure (or the equivalent) or change the location where it maintains its records with respect to the Collateral unless it shall have given the Lender at least 30 days prior written notice thereof and shall have delivered to the Lender all Uniform Commercial Code financing statements and amendments thereto as the Lender shall request and taken all other actions deemed necessary by the Lender to continue its perfected status in the Collateral with the same or better priority.

                  4.04     Lender's Appointment as Attorney-in-Fact.

                  (a) The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Loan Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Loan Agreement, and, without limiting the generality of the foregoing, the Borrower hereby gives the Lender the power and right, on behalf of the Borrower, without assent by, but with notice to, the Borrower, if an Event of Default shall have occurred and be continuing, to do the following:

                  (i) in the name of the Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any mortgage insurance or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any such mortgage insurance or with respect to any other Collateral whenever payable;

                  (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; and

                  (iii) (A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and the Borrower's expense, at any time, and from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's Liens thereon and to effect the intent of this Loan Agreement, all as fully and effectively as the Borrower might do.

The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (b) The Borrower also authorizes the Lender, at any time and from time to time, to execute, in connection with any sale provided for in
Section 4.07 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                  (c) The powers conferred on the Lender are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors, or employees shall be
 .responsible to the Borrower for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

                  4.05 Performance by Lender of Borrower's Obligations. If the Borrower fails to perform or comply with any of its agreements contained in the Loan Documents and the Lender may itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Post-Default Rate, shall be payable by the Borrower to the Lender on demand and shall constitute Secured Obligations.

                  4.06 Proceeds. If an Event of Default shall occur and be continuing, (a) all proceeds of Collateral received by the Borrower consisting of cash, checks and other near-cash items shall be held by the Borrower in trust for the Lender, segregated from other funds of the Borrower, and shall forthwith upon receipt by the Borrower be turned over to the Lender in the exact form received by the Borrower (duly endorsed by the Borrower to the Lender, if required) and (b) any and all such proceeds received by the Lender (whether from the Borrower or otherwise) may, in the sole discretion of the Lender, be held by the Lender as collateral security for, and/or then, at any time thereafter and subject to the priorities of payments outlined in Section 3.03(b), shall be applied by the Lender against the Secured Obligations (whether matured or unmatured) and the Hedge Payments. Any balance of such proceeds remaining after the Secured Obligations and the Hedge Payments shall have been paid in full and this Loan Agreement shall have been terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same. For purposes hereof, proceeds shall include, but not be limited to, all principal and interest payments, all prepayments and payoffs, insurance claims, condemnation awards, sale proceeds, real estate owned rents and any other income and all other amounts received with respect to the Collateral.

                  4.07 Remedies. If an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to it in this Loan Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Lender without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (each and all of which demands, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the
Collateral, or any part thereof, and/or may forthwith sell (on a servicing released basis, at the Lender's option), lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Borrower further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at the Borrower's premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including without limitation reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required or permitted by any provision of law, including without limitation Section 9-504(1)(c) of the Uniform Commercial Code, need the Lender account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by the Lender of any of its rights hereunder, other than those claims, damages and demands arising from the gross negligence or willful misconduct of the Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Borrower shall remain liable for any deficiency (plus accrued interest thereon as contemplated pursuant to Section 2.04(b) hereof) if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

                  4.08 Limitation on Duties Regarding Presentation of Collateral. The Lender's duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

                  4.09 Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

                  4.10 Release of Security Interest. Upon termination of this Loan Agreement and repayment to the Lender of all Secured Obligations and the performance of all obligations under the Loan Documents the Lender shall release its security interest in any remaining Collateral; provided that if any payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or a trustee or similar officer for, the Borrower or any substantial part of its Property, or otherwise, this Loan Agreement, all rights hereunder and the Liens created hereby shall continue to be effective, or be reinstated, as though such payments had not been made.

                  SECTION 5 Conditions Precedent.

                  5.01 Initial Advance. The agreement of the Lender to make the initial Advance requested to be made by it hereunder is subject to the satisfaction, immediately prior to or concurrently with the making of such Advance, of the following conditions precedent:

                  (a) Loan Agreement. The Lender shall have received this Loan Agreement, executed and delivered by a duly authorized officer of the Borrower.

                  (b) Note. The Lender shall have received the Note, conforming to the requirements hereof and executed by a duly authorized officer of the Borrower.

                  (c) Custodial Agreement. The Lender shall have received the Custodial Agreement, conforming to the requirements hereof and executed by a duly authorized officer of the Borrower and the Custodian.

                  (d) Blocked Account. The Lender shall have received evidence satisfactory to the Lender of the existence of the Blocked Account.

                  (e) Blocked Account Agreement. The Lender shall have received the Blocked Account Agreement, in form and substance satisfactory to the Lender and executed by a duly authorized officer of the Borrower and any other party thereto.

                  (t) Servicing Agreement(s). The Lender shall have received any Servicing Agreement(s), each certified as a true, correct and complete copy of the original.

                  (g) Franchise Loan Purchase Agreement. The Lender shall have received a Franchise Loan Purchase Agreement, in form and substance satisfactory to the Lender and executed by a duly authorized officer of each Originator.

                  (h) Administration Agreement. The Lender shall have received the Administration Agreement, in form and substance acceptable to the Lender, and executed by a duly authorized officer of each of the parties thereto.

                  (i) Filings. Registrations. Recordings. Any documents (including, without limitation, financing statements) required to be filed, registered or recorded in order to create, in favor of the Lender, a perfected, first-priority security interest in the Collateral, subject to no Liens other than those created hereunder, shall have been properly prepared and executed for filing (including the applicable county(ies) if the Lender determines such filings are necessary in its sole discretion), registration or recording in each office in each jurisdiction in which such filings, registrations and recordations are required to perfect such first-priority security interest.

                  (j) Closing Certificates. The Lender shall have received a certificate of the Secretary or Assistant Secretary of the Borrower, dated as of the date hereof, and certifying (A) that attached thereto is a true, complete and correct copy of (i) the certificate of formation of limited partnership of the Borrower, (ii) the limited partnership agreement of the Borrower containing appropriate restrictions making the Borrower a bankruptcy remote special purpose entity, in form and substance acceptable to the Lender, and (iii) resolutions duly adopted by the general partner of the Borrower authorizing the execution, delivery and performance of this Loan Agreement, the Note and the other Loan Documents to which it is a party, and the borrowings contemplated hereunder, and that such resolutions have not been amended, modified, revoked or rescinded, and
(B) as to the incumbency and specimen signature of each officer executing any Loan Documents on behalf of the Borrower and authorized to execute any Notice of Borrowing, and such certificate and the resolutions attached thereto shall be in form and substance satisfactory to the Lender.

                  (k) Good Standing Certificates. The Lender shall have received copies of certificates evidencing the good standing of the Borrower, dated as of a recent date, from the Secretary of State (or other appropriate authority) of the jurisdiction under which the Borrower is organized and of each other jurisdiction where the ownership, lease or operation of property, or the conduct of business, requires the Borrower to qualify as a foreign corporation, except where the failure to qualify would not have a Material Adverse Effect.

                  (l) Legal Opinions. The Lender shall have received the executed legal opinions of Lowndes, Drosdick, Doster, Kantor & Reed, P.A., legal counsel of the Borrower, addressing the matters set forth in the form attached hereto as Exhibit C, dated the initial Funding Date and otherwise in form and substance acceptable to the Lender and covering such other matters incident to the transactions contemplated by this Loan Agreement as the Lender shall reasonably request.

                  (m) Fees and Expenses. The Lender shall have received all fees and expenses required to be paid by the Borrower on or prior to the initial Funding Date pursuant to Sections 2.12 and 11.03.

                  (n) Financial Statements. The Lender shall have received the financial statements referenced in Section 6.01(a).

                  (o) Underwriting Guidelines. The Lender and the Credit Parties shall have agreed upon the underwriting guidelines for Franchise Loans (the "Underwriting Guidelines") and the Lender shall have received a certified copy thereof.

                  (p) Consents. Licenses. Approvals. etc. The Lender shall have received copies certified by the Borrower of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrower of, and the validity and enforceability of, the Loan Documents, which consents, licenses and approvals shall be in full force and effect.

                  (q) Insurance. The Lender shall have received evidence in form and substance satisfactory to the Lender showing compliance by the Borrower as of such initial Funding Date with Section 7.03 hereof.

                  (r) Termination Letter. The Lender shall have received a letter from the Borrower and the Servicer consenting to the termination of the Servicer as servicer of the Franchise Loans in the event that an Event of Default shall have occurred and be continuing (this provision may be contained in the Servicing Agreement itself).

                  (s) Credit Party Due Diligence Review. The Lender shall have completed its standard and customary due diligence review of each Credit Party and be satisfied that as to each Credit Party, the operations, financial condition and standard loan documents of such Credit Party are acceptable to the Lender, in its sole discretion, and that each Credit Party is qualified as a lender and securitization issuer with the relevant rating agencies as necessary to consummate the transactions contemplated hereby. Such due diligence review shall have been approved by the Credit and Legal Departments of the Lender and PSI, as well as the Lender's Business Review

                  (t) Other Documents. The Lender shall have received such other documents as the Lender or its counsel may reasonably request.

                  5.02 Initial and Subsequent Advances. The making of each Advance to the Borrower (including the initial Advance) on any Business Day is subject to the satisfaction of the following further conditions precedent, both immediately prior to the making of such Advance and also after giving effect thereto and to the intended use thereof:

                  (a) No Default. No Default or Event of Default shall have occurred and be continuing.

                  (b) Representations and Warranties. Each representation and warranty made by the Borrower in Section 6 hereof and elsewhere in each of the Loan Documents, shall be true and correct on and as of the date of the making of such Advance (in the case of the representations and warranties in Schedule 1, solely with respect to the pledged Franchise Loan included in the Borrowing Base on such date) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). The Borrower shall also be in compliance with all governmental licenses and authorizations and qualified to do business and in good standing in all required jurisdictions where the failure to be so qualified should reasonably be expected to have a Material Adverse Effect.

                  (c) Borrowing Base. The aggregate outstanding principal amount of the Advances shall not exceed the Borrowing Base.

                  (d) Notice of Borrowing and Pledge. The Lender shall have received a Notice of Borrowing and Pledge, Franchise Loan Schedule and Underwriting Package in accordance with Section 2.03 hereof, appropriately completed.

                  (e) Certifications: Franchise Loan Schedule and Exception Report.The Custodian shall have received all Franchise Loan Files (subject only to the absence of the Final Documentation) relating to the pledged Franchise
Loan, and the Lender shall have received from the Custodian a Funding Date Certification in respect of all Franchise Loans to be pledged hereunder on such Business Day and a corresponding Franchise Loan Schedule and Exception Report, with exceptions in respect of such Franchise Loan acceptable to the Lender in its sole discretion, in each case dated such Business Day and duly completed.

                  (f) Reports. The Lender shall have received any reports required to be delivered to the Lender under Section 7.08.

                  (g) Additional Documents. The Lender shall have received with regard to all Franchise Loans, such title insurance or marked up title commitments, surveys, appraisals and other information, documents, agreement or instruments as the Lender deems advisable with respect to Franchise Loans to be pledged hereunder on such Business Day, each in form and substance satisfactory to the Lender.

                  (h) Additional Matters. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Loan Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Lender, and the Lender shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

                  (i) No Material Adverse Effect. There shall not have occurred one or more events that, in the reasonable judgment of the Lender, constitutes or should reasonably be expected to constitute a Material Adverse Effect.

                  (j) Franchise Loan Due Diligence Review. Subject to the Lender's right to perform one or more Due Diligence Reviews pursuant to Section
11.16 hereof, the Lender shall have completed its due diligence review of the Franchise Loan Documents for each Advance and such other documents, records, agreements, instruments, mortgaged properties or information relating to such Advances as the Lender in its sole discretion deems appropriate to review and such review shall be satisfactory to the Lender in its sole discretion.

                  (k) True Sale Opinion. With respect to any Franchise Loan that was originated by an Affiliate of the Borrower (and which is not covered by a true sale opinion previously delivered to the Lender), the Lender may, in its sole discretion, require the Borrower to provide evidence sufficient to satis1~r the Lender that such Franchise Loan was acquired in a legal sale, including without limitation, an opinion, in form and substance and from an attorney, in both cases, acceptable to the Lender in its sole discretion, that such Franchise Loan was acquired in a legal sale and the Borrower shall not be consolidated with the originator of the Franchise Loans for bankruptcy purposes.

                  (l) Other Conditions.The Borrower shall have satisfied all other conditions that the Lender may reasonably request.

                  SECTION 6 Representations and Warranties. As of the Effective Date and each Funding Date, the Borrower represents and warrants to the Lender that:

                  6.01     Financial Condition.

                  (a) The audited consolidated balance sheet of CFS and its consolidated Subsidiaries as at June 30, 1997, reported thereon by McDirmit, Davis, Lauteria, Puckett, Vogel & Company, P.A. and the audited consolidated balance sheet of CFC and its consolidated Subsidiaries as at June 30, 1997, reported thereon by Arthur Anderson, LLP, a copy of which has heretofore been furnished to or reviewed by the Lender, is complete and correct and presents fairly the consolidated financial condition of the Credit Parties (other than CNL) and their consolidated Subsidiaries as at such dates and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended.

                  (b) Such financial statement, including the related schedules and notes thereto, has been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein).

                  (c) Neither the Credit Parties (other than CNL) nor any of their consolidated Subsidiaries had, at the date of the financial statement referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, or other financial derivative, which is not reflected in the foregoing statements or in the notes thereto.

                  6.02 No Change. Since June 30, 1997, there has been no development or event nor any prospective development or event which has had or should reasonably be expected to have a Material Adverse Effect.


                  6.03 Existence: Compliance with Law. The Borrower (a) is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (b) has the power and authority, and has all governmental licenses, authorizations, consents and approvals necessary, to own and operate its property, to lease the property it operates as lessee and to carry on its business as now being or as proposed to be conducted,
(c) is duly qualified to do business and is in good standing under the laws of each jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify should be reasonably expected (either individually or in the aggregate) to have a Material Adverse Effect, and (d) is in compliance in all material respects with all Requirements of Law.

                  6.04     Power: Authorization: Enforceable Obligations.

                  (a) The Borrower has the power and authority, and the legal right, to make, deliver and perform this Loan Agreement, the Note, and each other Loan Document to which it is a party, and to borrow and to grant Liens hereunder, and has taken all necessary corporate action to authorize the borrowings and the granting of Liens on the terms and conditions of this Loan Agreement, the Note, and each other Loan Document to which it is a party, and the execution, delivery and performance of this Loan Agreement, the Note, and each other Loan Document to which it is a party.

                  (b) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required or necessary in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Loan Agreement or the Note or any other Loan Document, except (i) for filings and recordings in respect of the Liens created pursuant to this Loan Agreement, and (ii) as previously obtained and currently in full force and effect.

                  (c) Each Loan Document has been duly and validly executed and delivered by the Borrower and constitutes, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  6.05 No Legal Bar. The execution, delivery and performance of this Loan Agreement and the Note, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of the Borrower or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien (other than the Liens created hereunder) on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

                  6.06 No Material Litigation. There are no actions, suits, arbitrations, investigations or proceedings of or before any arbitrator or Governmental Authority pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues of which should reasonably be expected to have a Material Adverse Effect.

                  6.07 No Default. None of the Borrower nor any of its Subsidiaries is in default under or with respect to any of its Contractual
Obligations in any respect which should reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

                  6.08     Collateral:      Collateral Security.

                  (a) The Borrower has not assigned, pledged, or otherwise conveyed or encumbered any of the Collateral to any Person other than the Lender, and immediately prior to the pledge of such Collateral, the Borrower was the sole owner of the Collateral and had good and marketable title thereto, free and clear of all Liens, in each case except for Liens that have been released or are to be released simultaneously with the Liens granted in favor of the Lender hereunder.

                  (b) The provisions of this Loan Agreement are effective to create in favor of the Lender a valid security interest in all right, title and interest of the Borrower in, to and under the Collateral.

                  (c) Upon (i) receipt by the Custodian of each Promissory Note,
(ii) the filing (to the extent such interest can be perfected by filing under the Uniform Commercial Code) of financing statements on Form UCC-l naming the Lender as "Secured Party" and the Borrower as "Debtor", and describing the
Collateral,  in the  jurisdictions  and recording  offices  listed on Schedule 2 attached hereto, (iii) the taking of such other actions with respect to the Franchise Loans as the Borrower shall have notified the Lender, the security interests and Liens granted hereunder will constitute fully perfected first-priority security interests under the Uniform Commercial Code or applicable state real property law, as the case may be, in all right, title and interest of the Borrower in, to and under such Collateral.

                  6.09 Chief Executive Office. The Borrower's chief executive office on the Effective Date is located at 103 Foulk Road, Suite #202, Wilmington, Delaware 19803.

                  6.10 Location of Books and Records. The location where the Borrower keeps its books and records, including all computer tapes and records relating to the Collateral is its chief executive office.

                  6.11 No Burdensome Restrictions. No Requirement of Law or Contractual Obligation of the Borrower or any of its Subsidiaries has a Material Adverse Effect.

                  6.12 Taxes. Each of the Borrower and its Subsidiaries has filed all Federal and state income tax returns and all other material tax returns that are required to be filed by them and has paid all taxes due pursuant to such returns or pursuant to any assessment received by any of them, except for any such taxes or assessments, if any, that are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves in conformity with GAAP have been provided. No tax Lien has been filed, and, to the knowledge of

                  6.13 Margin Regulations. No part of the proceeds of any Advances will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under, or for any other purpose which violates or would be inconsistent with the provisions of, Regulation T, U or X.

                  6.14 Investment Company Act: Other Regulations. The Borrower is not an investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any Federal or state statute or regulation which limits its ability to incur Indebtedness.

                  6.15 Subsidiaries. All of the Subsidiaries of the Borrower at the date hereof are listed on Schedule 3 to this Loan Agreement.

                  6.16 Origination and Acquisition of Franchise Loans. The Franchise Loans to be pledged as collateral were originated by a Credit Party and acquired by the Borrower, and the origination and collection practices used by the Credit Parties or such other originator with respect to the Franchise Loans have been, in all respects legal, proper, prudent and customary in the commercial Franchise Loan servicing business, and in accordance with the criteria 1i~ed on Schedule 1. The closing or escrow agent for each such Franchise Loan is a nationally recognized title insurance company or an agent thereof approved by the Lender.

                  6.17 No Adverse Selection. The Credit Parties have not systematically selected Franchise Loans to be pledged to the Lender through a process that is adverse to the Lender or which results in the Lender receiving pledged Franchise Loans that are of lesser quality, determined in the sole discretion of the Lender (exercised in good faith), than those Franchise Loans pledged to other lenders pursuant to any other facility to which the Credit Parties may be a party.

                  6.18 Borrower Solvent:Fraudulent Conveyance. As of the date hereof and immediately after giving effect to each Advance, the fair value of the Franchise Loans of the Borrower is greater than the fair value of the liabilities (including, without limitation, contingent liabilities if and to the extent required to be recorded as a liability on the financial statements of the Borrower in accordance with GAAP) of the Borrower and the Borrower is and will be solvent, is and will be able to pay its debts as they mature and does not and will not have an unreasonably small capital to engage in the business in which it is engaged and proposes to engage. Borrower does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. Borrower is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of Borrower or any of its Franchise Loan. Borrower is not transferring any Franchise Loan with any intent to hinder, delay or defraud any of its creditors.

                  6.19 ERISA. Each Plan to which the Borrower or its Subsidiaries make direct contributions, and, to the knowledge of the Borrower, each other Plan and each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or state law.

                  6.20 True and Complete Disclosure. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Borrower to the Lender in connection with the negotiation, preparation or delivery of this Loan Agreement and the other Loan Documents or included herein or therein or delivered pursuant hereto or thereto, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein not misleading. All written information furnished after the date hereof by or on behalf of the Borrower to the Lender in connection with this Loan Agreement and the other Loan Documents and the transactions contemplated hereby and thereby will be true, correct and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to a Responsible Officer of the Borrower that, after due inquiry, should reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Loan Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lender for use in connection with the transactions contemplated hereby or thereby.

                  6.21 Licenses. The Lender will not be required as a result of financing or taking a pledge of the Franchise Loan to be licensed, registered or approved or to obtain permits or otherwise qualify (i) to do business in any state in which it currently so required or (ii) under any state consumer lending, fair debt collection or other applicable state statute or regulation.

                  6.22 True Sales. Any Franchise Loan originated by an Originator other than the Borrower has been conveyed to the Borrower pursuant to a legal sale. The Borrower is operated in such a manner that it would not be substantively consolidated in the trust estate of the Originator (that is, such that the separate corporate existence of the Borrower and the Originator would be disregarded), in the event of a bankruptcy or insolvency of the Originator and in such regard:

                           (i)  the  Borrower  is  a  special   purpose  limited
partnership whose activities are restricted in its certificate of partnership and partnership agreement;

                           (ii) neither the  Originator nor any Affiliate of the
Originator is involved in the day-to-day management of the Borrower;

                           (iii) other than the purchase of Franchise  Loans and
other transactions contemplated by
the Franchise Loan Purchase Agreement, transactions contemplated by other securitizations and the underlying facilities thereto, the payment of dividends and the return of capital, any lease or sublease of office space or equipment, and the payment of Servicing Fees to the Servicer under this Facility, the Borrower engages in no intercorporate transactions with the Originator or any Affiliate of the Originator;

                           (iv) the  Borrower  maintains  separate  records  and
books of account from the Originator, holds regular meetings, and otherwise observes limited partnership formalities and has a separate business office from the Originator;

                           (v) the financial statements and books and records of
the Borrower and Originator prepared after the Closing Date reflect the separate existence of the Borrower;

                           (vi) the  Borrower  maintains  its assets  separately
from the assets of the Originator and any other Affiliate of the Originator (including through the maintenance of separate bank accounts), the Borrower's funds and assets, and records relating thereto, have not been and are not commingled with those of the Originator or any other Affiliate of the Originator and the separate creditors of the Borrower will be entitled to be satisfied out of the Borrower's assets prior to any value in the Borrower becoming available to the Borrower's equity holders;

                           (vii) neither the Originator nor any Affiliate of the
Originator (A) pays the Borrower's expenses; or (b) advances funds to the Borrower for the payment of expenses or otherwise;

                           (viii) all  business  correspondence  of the Borrower
and other communications are conducted in the Borrower's own name, on its own stationery and through a separately-listed telephone number.

                  6.23 Lines of Business. The Borrower engages in no other business activities other than the acquisition of Franchise Loans from its Affiliates, pledging such Franchise Loans hereunder and transferring such Franchise Loans in connection with a securitization, and entering into Interest Rate Protection Agreements, as required hereunder.

                  6.24 Year 2000. The Borrower has reviewed the areas within its business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis the risk that computer applications used by the Borrower may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999 (the "Year 2000 Problem"), and has made related appropriate inquiry of material suppliers and vendors. Based on such review, program and inquiry, the Borrower believes that the Year 2000 Problem will not have a Material Adverse Effect.

                  SECTION 7 Covenants of the Borrower.The Borrower covenants and agrees with the Lender that, so long as any Advance is outstanding and until the later to occur of the payment in full of all Secured Obligations and the termination of this Loan Agreement:

                  7.01 Financial Statements. The Credit Parties shall deliver to the Lender:

                  (a) as soon as available  and in any event  within  forty-five
(45) days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Credit Parties (other than CNL), the consolidated and consolidating balance sheets of the Credit Parties (other than CNL) and their consolidated Subsidiaries as at the end of such period and the related unaudited consolidated and consolidating statements of income and of cash flows for the Credit Parties (other than CNL) and their consolidated Subsidiaries for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures for the previous year, accompanied by a certificate of a Responsible Officer of such Credit Parties, which certificate shall state that said consolidated financial statements fairly present the consolidated and consolidating financial condition and results of operations of the Credit Parties (other than CNL) and their Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

                  (b) as soon as available and in any event within ninety (90) days after the end of each fiscal year of each Credit Party, the audited consolidated and consolidating balance sheets of the Credit Parties (other than CNL) and their consolidated Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income and retained earnings and of cash flows for the Credit Parties (other than CNL) and their consolidated Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated and consolidating financial statements fairly present the consolidated and consolidating financial condition and results of operations of the Credit Parties (other than CNL) and their consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP;

                  (c) from time to Lime such other information regarding the financial condition, operations, or business of the Credit Parties and their Subsidiaries as the Lender may reasonably request; and

                  (d) (i) at the same time as information is delivered to the Lender in accordance with Sections 7.01(a) and (b) hereof, a statement of the tangible net worth of CNL, certified as true and correct by a Responsible Officer of CNL and (ii) at the same time as information is delivered to the Lender in accordance with Sections 7.01(b) hereof a copy of an auditor's letter with respect to the most recent audit of CNL which states that CNL is a going concern and that such auditor has delivered an unqualified opinion with respect to CNL.

                  7.02     Existence.       Etc. The Borrower will:

                  (a) preserve and maintain its legal existence as a limited partnership;

                  (b) preserve and maintain all of its material rights, privileges, licenses and franchises;

                  (c) comply with the requirements of all applicable Requirements of Law (including, without limitation, the Truth in Lending Act, the Real Estate Settlement Procedures Act and all environmental laws) if failure to comply with such requirements should reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect;

                  (d) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied; and

                  (e) not amend, supplement or otherwise modify its operating agreement or other organizational documents without the prior written consent of the Lender.

                  7.03 Maintenance of Property: Insurance. The Borrower shall keep all property useful and necessary in its business in good working order and condition. The Borrower shall maintain, on behalf of itself, CFC and CFS, errors and omissions insurance and director and officer insurance in an aggregate amount of at least $10,000,000, in substance satisfactory to the Lender. The above described coverages shall not be reduced without the written consent of the Lender. The Borrower shall also maintain such other insurance with financially sound and reputable insurance companies, and with respect to property and risks of a character usually maintained by entities engaged in the same or similar business similarly situated, against loss, damage and liability of the kinds and in the amounts customarily maintained by such entities. All insurance companies issuing insurance pursuant to this section shall be acceptable to the Lender in its sole discretion and shall have no less than an "A2" rating by Moody's Investors Service, Inc. and "A" by Standard & Poor's Rating Group.

                  7.04     Notices.

                  (a) The Borrower shall give notice to the Lender promptly:

                           (i) upon the Borrower becoming aware of, and in any event within one (1) Business Day after, the occurrence of any Default or Event of Default (unless such Default or Event of Default has been waived in writing by the Lender) or any event of default or default which with the lapse of time or notice or both would become an event of default under any other material agreement of the Borrower;

                           (ii) upon, and in any event within five (5) Business Days after, service of process on the Borrower or any of its Subsidiaries, or any agent thereof for service of process, in respect of any legal or arbitrable proceedings affecting the Borrower or any of its Subsidiaries (a) that questions or challenges the validity or enforceability of any of the Loan Documents or (b) in which the amount in controversy exceeds S 100,000;

                           (iii) upon the Borrower becoming aware of any material default related to any Franchise Loan, any Material Adverse Effect and any event or change in circumstances which should reasonably be expected to have a Material Adverse Effect;

                           (iv) upon the Borrower becoming aware that the Secured Property in respect of any Franchise Loan has been damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, or otherwise damaged so as to materially and adversely affect the Collateral Value of such Franchise Loan;

                           (v)  upon  the  Borrower's   receipt  of  any  Payoff
         Proceeds of any Franchise Loan, and in any event within one (1) Business Day after receipt thereof;

                           (vi) of entry of a judgment or decree against any Credit Party in an amount in excess of $100,000.

Each notice pursuant to this Section 7.04(a) (other than 7.04(a)(v)) shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken or proposes to take with respect thereto.

                  7.05 Other Information. The Borrower shall furnish to the Lender, as soon as available, copies of any and all proxy statements, financial statements and reports which the Borrower sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements filed with the Securities and Exchange Commission or any Governmental Authority which supervises the issuance of securities by the Borrower and any press releases concerning the Borrower.

                  7.06 Further Identification of Collateral. The Borrower will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender or any Lender may reasonably request, all in reasonable detail.

                  7.07 Franchise Loan Determined to be Defective. Upon discovery by the Borrower or the Lender of any breach of any representation or warranty listed on Schedule I hereto applicable to any Franchise Loan, the party discovering such breach shall promptly give written notice of such discovery to the other, together with a completed Eligibility Violation Notice.

                  7.08     Reports.

                  (a) The Borrower shall deliver or cause to be delivered to the Lender, (i) by 12:00 noon, New York City time on Monday of each week, (ii) two Business Days prior to each Funding Date, and (iii) at any time upon the request of the Lender, a servicing report and Franchise Loan Tape in a computer-readable format reasonably acceptable to the Lender, listing and setting forth such information in respect of, all Franchise Loans as the Lender may reasonably request, including, without limitation, the outstanding principal balance, any prepayments and delinquency status of each Franchise Loan. The Borrower shall deliver to the Lender a hard copy of any such report upon request of the Lender.

                  (b) The Borrower  shall notify the Lender  within  forty-eight
(48) hours of the Borrower gaining knowledge of any event or circumstance which could reasonably ~e expected to become a default under any Franchise Loan Document or any actual default under any Franchise Loan Document, which report shall be in the form of an Eligibility Violation Notice. The Borrower shall deliver to the Lender a hard copy of any such report.

                  (c) The Borrower shall deliver to the Lender and/or permit the Lender to inspect any property, books, valuations, records, audits or other information as the Lender may reasonably request.

                  7.09 Borrowing Base Deficiency.If at any time there exists a Borrowing Base Deficiency the Borrower shall cure same in accordance with
Section 2.06 hereof.

                  7.10 Prohibition of Fundamental Changes. Neither the Borrower nor any of its Subsidiaries shall enter into any transaction of merger or consolidation or amalgamation (other than among Affiliates), or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets (other than to Affiliates), without the prior written consent of the Lender (determined in good faith).

                  7.11 Limitation on Liens on Collateral. The Borrower will defend the Collateral against, and will take such other action as is necessary to remove, any Lien, security interest or claim on or to the Collateral, other than the security interests created or permitted under this Loan Agreement, and the Borrower will defend the right, title and interest of the Lender in and to any of the Collateral against the claims and demands of all persons whomsoever.

                  7.12 Limitation on Sale or Other Disposition of Collateral. The Borrower will not lease, transfer, assign, sell or otherwise dispose of any Collateral (other than in the ordinary course of business) without the prior written consent of the Lender, unless the proceeds of such sale are applied to repay the Advances, and after giving effect to such transaction, any Advances then outstanding do not exceed the Borrowing Base.

                  7.13 Limitation on Transactions with Affiliates. Neither the Borrower nor any of its Subsidiaries shall enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is
(a) not otherwise prohibited under this Loan Agreement, (b) in the ordinary course of the Borrower's business and (c) upon fair and reasonable terms no less favorable to the Borrower, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

                  7.14 Underwriting Guidelines. Without prior written consent of the Lender, the Borrower shall not permit another Credit Party to amend or otherwise modify its Underwriting Guidelines.

                  7.15 Limitations on Modifications, Waivers and Extensions of Franchise Loan Documents. The Borrower will not, nor will it permit or allow others to, amend, modify, terminate or waive any provision of any Franchise Loan Document or Franchise Loan Transfer Document to which the Borrower is a party in any manner which should reasonably be expected to materially and adversely affect the value of such Franchise Loan as Collateral. The Borrower shall take such actions as the Lender shall request to enforce the Borrower's rights under the Franchise Loan Documents and Franchise Loan Transfer Documents, and shall take such actions as are necessary to enable the Lender to exercise such rights in the Lender's own name.

                  7.16 Servicing. The Borrower shall not permit any Person other than the Servicer to service Franchise Loans without the prior written consent of the Lender.

                  7.17     Limitation on Distributions.

                  (a) The Borrower shall not declare, pay or make any distribution (in cash, property or obligations) on any beneficial interest (now or hereafter outstanding) of the Borrower on any warrants, options or other rights with respect to any beneficial interest (now or hereafter outstanding) of the Borrower or apply any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of any beneficial interest (now or hereafter outstanding) of the Borrower, or warrants, options or other rights with respect to any beneficial interest (now or hereafter outstanding) of the Borrower; and

                  (b) the  Borrower  shall not make any  deposit  for any of the foregoing purposes; except that the Borrower may declare, pay or make distributions (in cash or property) on any beneficial interest or on warrants, options or other rights with respect to any beneficial interest or make loans to any holder of a beneficial interest if immediately prior and after giving effect to any proposed action described above, (i) no Default or Event of Default shall have occurred and be continuing, and (ii) after giving effect to such distribution, the Borrower shall have a positive net worth calculated in accordance with GAAP.

                  7.18 Use of Proceeds. The Borrower will use the proceeds of the Advances solely for the purposes set forth in Section 2.09 hereof.

                  7.19 Selection of Collateral. The Borrower shall not systematically select Franchise Loans to be pledged to the Lender through a process that is adverse to the Lender or which results in the Lender receiving pledged Franchise Loans that are of lesser quality, determined in the sole discretion of the Lender (exercised in good faith), than those Franchise Loans pledged to other lenders pursuant to any other facility to which the Borrower may be a party.

                  7.20 Interest Rate Protection Agreements. The Borrower shall purchase Interest Rate Protection Agreements from Approved Hedge Counterparties, in form and substance acceptable to the Lender, for each Franchise Loan pledged under this Loan Agreement which bears interest at a fixed rate. The Borrower shall maintain such Interest Rate Protection Agreements so long as the related Franchise Loan is included in the Borrowing Base.

                  7.21 Lines of Business. The Borrower shall not engage in any other business activities other than the acquisition of Franchise Loans from its Affiliates, pledging such Franchise Loans hereunder and transferring such Franchise Loans in connection with a securitization.

                  7.22     Securitization of Franchise Loans.

                  (a) Each securitization of Franchise Loans by the Credit Parties or their Affiliates after the Effective Date shall include Franchise Loans pledged to the Lender under this Loan Agreement in an aggregate principal amount of not less than the product of (a) the aggregate principal amount of all Advances outstanding under this Loan Agreement divided by the aggregate principal amount of all loans outstanding under all warehouse financing arrangements of the Credit Parties and/or their Affiliates and (b) the aggregate principal amount of all Franchise Loans, Collateralizing such securitization (the "Minimum Amount"). If the Lender determines that the Minimum Amount is not appropriate for securitizations due to prevailing market conditions, the Borrower and the Lender shall jointly arrive at an optimum amount of Franchise Loans to be securitized from this Loan Agreement.

                  (b) The Credit Parties agree that PSI shall have the right of first refusal to be either the lead underwriter or lead placement agent or co-underwriter or co-placement agent for all securitizations of Franchise Loans by a Credit Party while this Loan Agreement remains outstanding. The Borrower further agrees that PSI shall have the right of first refusal to act as the lead underwriter or lead placement agent for at least one of the next two securitizations relating to Franchise Loans consummated after the Effective Date and while this Loan Agreement remains outstanding. The underwriting/placement fee of PSI shall be based on the current market conditions at the time of the related securitization.

                  (c) Notwithstanding anything to the contrary contained herein, nothing set forth in this Section 7.22 is intended to be and does not constitute a commitment or obligation by PSI or any of its Affiliates to act as an underwriter or placement agent in connection with any offering or sale of securities or arrange any financing by the Borrower, any other Credit Party or their Affiliates; and no liability or obligation on the part of PSI or any of its Affiliates to proceed with or participate in an offering of securities or arrangement of financing by the Borrower, any other Credit Party or their Affiliates shall be created or exist unless or until PSI or such Affiliate, as the case may be, has executed and delivered a purchase agreement, placement agency or similar agreement containing PSI's or such Affiliate's customary provisions (including provisions with respect to indemnification and contribution) and then only in accordance with the terms and conditions set forth therein.

                  7.23 Year 2000 Procedures. The Borrower shall (i) review the areas within its business and operations which could be adversely affected by, and will develop and implement a program to address on a timely basis the Year 2000 Problem, and will make related appropriate inquiry of material suppliers and vendors and (ii) notify the Lender if any auditor, regulator or third party consultant has issued a management letter or other communication regarding the Year 2000 Problem, program or progress of the Borrower.

                  SECTION 8 Events of Default. Each of the following events shall constitute an event of default (an "Event of Default") hereunder:

                  (a) Borrower Default in the Payment of any Advance. The Borrower shall default in the payment of any principal of or interest on any Advance when due (whether at stated maturity, upon acceleration or at mandatory or optional prepayment); or

                  (b) Borrower Default in the Payment of Other Amount. The Borrower shall default in the payment of any other amount payable by it hereunder or under any other Loan Document and such default shall continue for a period of five (5) Business Days following written demand from the Lender for payment of such amounts; or

                  (c) Failure of Representation or Warranty. Any representation, warranty or certification (excluding representations, warranties or certifications contained in Schedule 1 or otherwise relating to a Franchise Loan pledged hereunder for which the remedy for such breach is the removal of such Franchise Loan from the Borrowing Base or an appropriate adjustment in the Collateral Value of such Franchise Loan) made or deemed made by the Borrower herein or by the Borrower in any other Loan Document or any certificate furnished to the Lender pursuant to the provisions thereof, shall prove to have been false or misleading in any material respect as of the time made or furnished; or

                  (d)      Default of Covenant. Any Credit Party shall:

                           (i) in the case of the Borrower,  fail to comply with
             the requirements of Section 7 hereof (other than Sections 7.01, 7.02(b), 7.02(d), 7.03, or 7.08),

                           (ii) in the case of the Borrower, fail to comply with
             the requirements of Sections 7.01, 7.02(b), 7.02(d), 7.03, or 7.08 and such default shall continue unremedied for a period of five (5) Business Days,

                           (iii) in the case of any Credit Party, fail to observe or perform any other covenant, condition or agreement contained in this Loan Agreement or any other Basic Document to which it is a party and such failure to observe or perform shall continue unremedied for a period of fifteen (15) Business Days; or

                  (e)      Cross Default.            Any Credit Party shall:

                           (i) in the case of the Borrower, default in any payment of principal of or interest on any Indebtedness (other than the Advances) or in the payment of any Guarantee Obligation, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or

                           (ii) in the case of any other Credit  Party,  default
             in any payment of  principal  of or  interest  on any  Indebtedness
             (other than the Advances) or in the payment of any Guarantee Obligation, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created, if the aggregate amount of the Indebtedness and/or Guarantee Obligations in respect of which such default or defaults shall have occurred is $500,000 or more; or

                           (iii) in the  case of the  Borrower,  default  in the
             observance or performance of any other agreement or condition relating to any Indebtedness (other than the Advances) or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, in each case beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or

                           (iv) in the case of any other Credit  Party,  default
             in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Advances) or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, in each case beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created, if the aggregate amount of the Indebtedness and/or Guarantee Obligations in respect of which such default or defaults shall have occurred is $500,000 or more; or

                           (v) a default of any other agreement between a Credit
             Party, on the one hand, and Lender or any of its Affiliates on the other hand, which has not been waived by the Lender, the effect of which default or other event or condition is to cause, or give the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) the immediate right to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; or

                  (f) Unsatisfied Judgment. One or more judgments or decrees shall be entered against. the Borrower or any of its Subsidiaries or any Credit Party involving in the aggregate a liability (not paid or fully covered by insurance) of $250,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

                  (g) Inability to Pay Debts. The Borrower or any Credit Party shall admit in writing its inability to pay its debts as such debts become due; or

                  (h) Voluntary Bankruptcy Event. Any Credit Party or any of their Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts,
(v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vi) take any corporate or other action for the purpose of effecting any of the foregoing; or

                  (i) Involuntary Bankruptcy Event. A proceeding or case shall be commenced, without the application or consent of a Credit Party or any of their Subsidiaries, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of the Borrower or any such Subsidiary or of all or any substantial part of its property, or (iii) similar relief in respect of the Borrower or any such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Borrower or any such Subsidiary shall be entered in an involuntary case under the Bankruptcy Code; or

                  (j) Termination of Loan Documents. The Custodial Agreement, or any other Loan Document or Basic Document, shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by any party thereto; or

                  (k) ERISA Default. (i) any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA). whether or nor waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on, the Franchise Loan of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Lender, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Lender is likely to, incur any liability in connection with a withdrawal from, or the insolvency or reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

                  (1) Material Adverse Effect. Any other event shall occur which, in the sole good faith discretion of the Lender, may have a Material Adverse Effect; or

                  (m) Change of Control. CFC or an Affiliate shall cease to own a majority of the issued and outstanding shares of voting capital stock of the general partner of the Borrower without the written consent of the Lender (determined in good faith); or

                  (n) Pre-Existing Condition. The discovery by the Lender during its continuing due diligence of the Borrower of a condition or event which existed at or prior to the execution hereof which was not previously disclosed to the Lender and which the Lender, in its sole reasonable discretion, determines materially and adversely affects: (i) the condition (financial or otherwise) of the Borrower, its Subsidiaries or Affiliates; or (ii) the ability of either the Borrower or the Lender to fulfill its respective obligations under this Agreement; or

                  (o) Other Liens. The Borrower shall grant, or suffer to exist, any Lien on any Collateral except the Liens contemplated hereby; or the Liens contemplated hereby shall cease to be first priority perfected Liens on the Collateral in favor of the Lender or shall be Liens in favor of any Person other than the Lender; or

                  (p) Failure to Answer. The Lender shall reasonably request, specifying the reasons for such request, information, and/or written responses to such requests, regarding the financial well-being of the Borrower and such information and/or responses shall not have been provided within three Business Days of such request.

                  (q) Perfection of Collateral. The Lender shall cease to have a valid, fully perfected and enforceable first priority security interest in the Collateral.

SECTION 9 Remedies Upon Default.

                  (a) Upon the occurrence of one or more Events of Default other than those referred to in Sections 8(h) or (i), and in addition to the remedies provided in Section 4.07 hereof and otherwise provided in this Loan Agreement, the Lender may immediately declare the principal amount of the Advances then outstanding under the Note to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Loan Agreement. Upon the occurrence of an Event of Default referred to in Sections 8(h) or (i), and in addition to the remedies provided in Section 4.07 hereof and otherwise provided in this Loan Agreement, such amounts shall immediately and automatically become due and payable without any further action by any Person. Upon such declaration or such automatic acceleration, the balance then outstanding on the Note shall become immediately due and payable, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

                  (b) Upon the occurrence of one or more Events of Default, and in addition to the remedies provided in Section 4.07 hereof and otherwise provided in this Loan Agreement, the Lender shall have the right to obtain physical possession of the Servicing Records and all other files of the Borrower relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come in to the possession of the Borrower or any third party acting for the Borrower and the Borrower shall deliver to the Lender such assignments as the Lender shall request. The Borrower shall be responsible for paying any fees of any Servicer resulting from the termination of a Servicer due to an Event of Default. The Lender shall have the right to demand transfer of all servicing rights and obligations to a new servicer acceptable to the Lender (such new servicer shall receive a servicing fee or any other amounts necessary to assure the ability of the Lender to find an appropriate successor servicer). The Lender shall be entitled to specific performance of all agreements of the Borrower contained in this Loan Agreement.

                  SECTION 10 No Duty of Lender. The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

                  SECTION 11        Miscellaneous.

                  11.01 Waiver. No failure on the part of the Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  11.02 Notices. Except as otherwise expressly permitted by this Loan Agreement, all notices, requests and other communications provided for herein and under the Custodial Agreement (including without limitation any modifications of, or waivers, requests or consents under, this Loan Agreement) shall be given or made in writing (including without limitation by telex or telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or thereof); or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise provided in this Loan Agreement and except for notices given under Section 2 (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by telex or telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  11.03.   Indemnification and Expenses.

         (a) The Borrower agrees to hold the Lender and each of its officers, directors, agents and employees (each, an "Indemnified Party") harmless from and indemnify each Indemnified Party against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against such Indemnified Party in any suit, action, claim or proceeding relating to or arising out of this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, except, in each case, to the extent arising from such Indemnified Party's gross negligence or willful misconduct. In any suit, proceeding or action brought by the Lender in connection with any Franchise Loan for any sum owing thereunder, or to enforce any provisions of any such Franchise Loan, the Borrower will save, indemnify and hold the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Borrower. The Borrower also agrees to reimburse the Lender as and when billed by the Lender for all the Lender's costs and expenses incurred in connection with the good faith enforcement or the preservation of the Lender's rights under this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, including without limitation the fees and disbursements of its counsel (including all fees and disbursements incurred in any action or proceeding between the Borrower and an Indemnified Party or between an Indemnified Party and any third party relating hereto). The Borrower hereby acknowledges that, notwithstanding the fact that the Note is secured by the Collateral, the obligation of the Borrower under the Note is a recourse obligation of the Borrower.

                  (b) The  Borrower  agrees  to pay as and  when  billed  by the
Lender all of the reasonable out-of-pocket costs and expenses incurred by the Lender in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Loan Agreement, the Note, any other Loan Document or any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including without limitation (i) all the reasonable fees, disbursements and expenses of counsel to the Lender; provided, that in no event shall the Borrower be liable for the fees of the Lender's counsel in excess of $75,000 and (ii) all the due diligence, inspection, testing and review costs and expenses incurred by the Lender with respect to Collateral under this Loan Agreement; provided that in no event shall the Borrower be liable for fees and expenses of a third-party underwriter who is hired to review the Franchise Loans in excess of $50,000 over the term of this Loan Agreement.

                  11.04 Amendments Except as otherwise expressly provided in this Loan Agreement, any provision of this Loan Agreement may be modified or supplemented only by an instrument in writing signed by the Borrower and the Lender and any provision of this Loan Agreement may be waived by the Lender; pr~yi4~4, that the Lender and the Borrower shall not amend the provisions of
Section 3.03(b) or Section 4.06 hereof without the prior written consent of any Hedge Counterparty adversely affected thereby.

                  11.05 Successors and Assigns. This Loan Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  11.06 Survival.  The obligations of the Borrower under Section
11.03 hereof shall survive the repayment of the Advances and the termination of this Loan Agreement. In addition, each representation and warranty made or deemed to be made by a request for a borrowing herein or pursuant hereto shall survive the making of such representation and warranty, and the Lender shall not be deemed to have waived, by reason of making any Advance, any Default that may arise because any such representation or warranty shall have proved to be false or misleading, notwithstanding that the Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Advance was made.

                  11.07 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Loan Agreement.

                  11.08 Counterparts. This Loan Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Loan Agreement by signing any such counterpart.

                  11.09 GOVERNING LAW: ETC. THIS LOAN AGREEMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS LOAN AGREEMENT), AND SHALL CONSTITUTE A SECURITY AGREEMENT WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE.

                  11.10 SUBMISSION TO JURISDICTION: WAIVERS. THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                  (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LOAN AGREEMENT, THE NOTE AND THE OTHER LOAN
DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                  (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT
IN SUCH COURTS AND, TO THE EXTENT PERMITI~ED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; CW&T/JADOCS\NCLIB1\PWERTZ\0041891 .14 -45-

                  (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS
ADDRESS SET FORTH UNDER lTS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED; AND

                  (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

                  11.11 WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  11.12 Acknowledgments. The Borrower hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Loan Agreement, the Note and the other Loan Documents;

                  (b) the Lender has no fiduciary relationship to the Borrower, and the relationship between the Borrower and the Lender is solely that of debtor and creditor; and

                  (c) no joint venture exists between the Lender and the Borrower.

                  11.13 Hypothecation and Pledge of Collateral. The Lender shall have free and unrestricted use of all Collateral and nothing in this Loan Agreement shall preclude the Lender from engaging in repurchase transactions with the Collateral or evidence of the Lender's interest in the Collateral relating thereto or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating the Collateral. Nothing contained in this Loan Agreement shall obligate the Lender to segregate any Collateral delivered to the Lender by the Borrower. Nothing contained in this section shall impair or affect any rights of the Borrower under the Loan Documents, including the right to have any Franchise Loan released from any lien of the Lender upon payment to the Lender of the principal balance of the Advance relating to such Franchise Loan.

                  11.14 Assignments: Participations.

                  (a) The Borrower may not assign any of its rights or obligations hereunder or under the Note without the prior written consent of the Lender. The Lender may assign or transfer to any Affiliate of the Lender or (following an Event of Default) any other Person all or any of its rights or obligations under this Loan Agreement and the other Loan Documents.
Notwithstanding the foregoing, the Lender shall have the right, without the consent of the Borrower, to pledge, assign or otherwise transfer its interest in the Note (without assigning its obligations under the Loan Agreement or any other Loan Documents) to any other Person.

                  (b) The Lender may, without the prior written consent of the Borrower, at any time sell to any other Person participating interests in any Advance owing to the Lender hereunder, any commitment of the Lender to make Advances hereunder, its interest in the Collateral, or any other interest of the Lender hereunder or under any other Loan Document.

                  (c) The Borrower agrees to cooperate with the Lender in connection with any such assignment or transfer, to execute and deliver such replacement notes, and to enter into such restatements of, and amendments, supplements and other modifications to, this Loan Agreement and the other Loan Documents in order to give effect to such assignment or transfer.

                  11.15    Servicing.

                  (a) The Borrower covenants to maintain or cause the servicing of the Franchise Loans to be maintained in conformity with accepted customary and prudent servicing practices in the industry for the same type of Franchise Loans as the Franchise Loans and in a manner at least equal in quality to the servicing the Borrower provides for Franchise Loans which it owns ("Accepted
Servicing Practices"). In the event that the preceding language is interpreted as constituting one or more servicing contracts, each such servicing contract shall terminate automatically upon the earlier of (i) an Event of Default, or
(ii) the Termination Date.

                  (b) The Borrower agrees that the Lender is the collateral assignee of all servicing records, including but not limited to any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Franchise Loans (the "Servicing Records"), and (ii) the Borrower grants the Lender a security interest in all of the Borrower's rights relating to the Franchise Loans and all Servicing Records to secure the obligation of the Borrower or its designee to service in conformity with this Section and any other obligation of the Borrower to the Lender. The Borrower covenants to safeguard such Servicing Records and to deliver them promptly to the Lender or its designee (including the Custodian) at the Lender's request.

                  (c) After the Funding Date, until the pledge of any Franchise Loan is relinquished by the Custodian, the Borrower will have no right to modify or alter the terms of such Franchise Loan Documents except with the prior written consent of the Lender, and the Borrower will have no obligation or right to repossess such Franchise Loan or substitute another Franchise Loan, except as provided in the Custodial Agreement; provided, that the Borrower may enter into forbearance agreements or plans with Obligors consistent with its collection activities as servicer of the Franchise Loans and in conformity with Accepted Servicing Practices.

                  (d) The Borrower shall permit the Lender to inspect the Borrower's or its Affiliate's servicing facilities, as the case may be, for the purpose of satisfying the Lender that the Borrower or its Affiliate, as the case may be, has the ability to service the Franchise Loans as provided in this Loan Agreement.

                  11.16 Periodic Due Diligence Review. The Borrower acknowledges that the Lender has the right to perform continuing due diligence reviews with respect to the Franchise Loans, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and the Borrower agrees that upon reasonable (but no less than two (2) Business Day's) prior notice to the Borrower (which prior notice shall not be required after the occurrence and during the continuation of a Default), the Lender or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Franchise Loan Files and any and all documents, records, agreements, instruments or information relating to such Franchise Loans in the possession or under the control of the Borrower and/or the Custodian. The Borrower also shall make available to the Lender a knowledgeable credit, financial or accounting officer for the purpose of answering questions respecting the Franchise Loan Files and the Franchise Loans. Without limiting the generality of the foregoing, the Borrower acknowledges that the Lender may make Advances to the Borrower based solely upon the information provided by the Borrower to the Lender and the representations, warranties and covenants contained herein, and that the Lender, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Franchise Loans securing such Advance, including without limitation ordering new credit reports and new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Franchise Loans. The Lender may underwrite such Franchise Loans itself or engage a mutually agreed upon third party underwriter to perform such underwriting. The Borrower agrees to cooperate with the Lender and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Lender and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Franchise Loans in the possession, or under the control, of the Borrower. The Borrower further agrees that the Borrower shall reimburse the Lender for all reasonable out-of-pocket costs and expenses incurred by the Lender in connection with the Lender's activities pursuant to this Section 11.16; provided, that the obligation of the Borrower to pay such costs and expenses shall be limited to no more than two such diligence reviews during each year. Notwithstanding anything to the contrary in this Section 11.16, this section shall not be implied to authorize the Lender to perform due diligence with respect to CNL, other than as permitted in Section 7.01(d).

                  11.17 Set-Off. In addition to any rights and remedies of the Lender provided by this Loan Agreement and by law, the Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender or any Affiliate thereof to or for the credit or the account of the Borrower. The Lender agrees promptly to notify the Borrower after any such set-off and application made by the Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application.

                  11.18 Confidentiality. The Lender and the Credit Parties agree to keep the terms of this Loan Agreement and the other Loan Documents confidential; provided, that the Lender and the Credit Parties shall have the right to disseminate such information (i) to the Custodian, the Servicer, any outside accounting firm performing analyses in connection with this Loan Agreement or the transactions contemplated hereunder which agrees to comply with the provisions of this Section 11.18 (ii) to any proposed assignee of the Lender which agrees to comply with the provisions of this Section 11.18, (iii) to their respective employees, directors, agents, attorneys, accountants and other professional advisors (other than competitors of the Lender) who agree to comply with the provisions of this Section 11.18, (iv) upon the request or demand of any examiner or other Governmental Authority having jurisdiction over the such party, (v) in response to any order of any court or other Governmental Authority, (vi) as may otherwise be required pursuant to any Requirement of Law,
(vii) in connection with the exercise of any remedy hereunder, and (viii) to any other Person which agrees to comply with the provisions of this Section 11.18 if such dissemination is necessary in connection with this Loan Agreement or the transactions contemplated hereunder, in the good faith determination of the Lender. Under no circumstances shall any Credit Party make any statement which directly or indirectly indicates or implies to any Obligor that the Lender is involved in a joint venture with the Borrower or that the Lender has any obligation or responsibility, direct or indirect, with respect to such Obligor. The Borrower may disseminate copies of this Loan Agreement (which shall have information redacted as deemed appropriate by the Lender in its sole discretion (exercised in good faith)) to Approved Hedge Counterparties; provided, that each such Approved Hedge Counterparty execute and deliver to the Lender a Confidentiality Agreement.

                  11.19 No Proceedings. Each of the Lender, PSI and each of the Credit Parties, and heir respective assignees and successors hereby agrees that it will not institute against, or join any their Person in instituting against, the Borrower, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after payment in full of all Advances under this Loan Agreement.

                  11.20 Credit Parties. Notwithstanding the references to the Credit Parties set forth in this Loan Agreement and the obligations of the Borrower under provisions referencing or relating to the Credit Parties, the liabilities and obligations of each of the Credit Parties under this Loan Agreement to the Lender or any other party (including the Borrower) are limited solely to the covenants applicable to such Credit Party under sub-section 7.22 of this Loan Agreement, and the "Miscellaneous" terms and conditions of this
Section 11 (other than sub-sections 11.03 and 11.15) as they relate to each such Credit Party.

                                               [SIGNATURE PAGE FOLLOWS]




                                     LENDER

                                                              PRUDENTIAL SECURITIES CREDIT
                                                              CORPORATION

                                                              By:_________________________________
                                                                  Name:
                                                                  Title:



                                                              Address for Notices:

                                                              One Seaport Plaza
                                                              27th Floor
                                                              Credit Department
                                                              New York, New York 10292
                                                              Attention:        James Maitland
                                                              Telecopier No.: (212) 214-7678
                                                              Telephone No.: (212) 214-7231

                                                              with a copy to:

                                                              One New York Plaza
                                                              14th Floor
                                                              New York, New York 10292
                                                              Attention:        Russell J. Burns
                                                              Telecopier No.: (212) 778-7401
                                                              Telephone No.: (212) 778-4531

                                                              with a copy to:

                                                              One Seaport Plaza
                                                              27th Floor
                                                              Credit Department
                                                              New York, New York 10292
                                                              Attention:        Robert Troiano
                                                              Telecopier No.: (212) 214-7535
                                                              Telephone No.: (212) 214-7640


                  IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered as of the day and year first above written.

                                    BORROWER

                                                              CNL FINANCIAL V, LP, a Delaware limited partnership

                                                              By:      CNL FINANCIAL V, INC., a Delaware  corporation,
                                                              its general partner

                                                              By:      ___________________________
                                                                       Name:
                                                                       Title:

                                                              Address for Notices:

                                                              103 Foulk Road
                                                              Suite #202
                                                              Wilmington, Delaware 19803.
                                                              Attention:        Brian Fluck
                                                              Telecopier No.: (407) 425-9876
                                                              Telephone No.: (407) 650-1057

                                                              with a copy to:

                                                              CNL Financial Services, Inc.
                                                              400 East South Street
                                                              Suite 500
                                                              Orlando, Florida 32801-2878
                                                              Attention:        Brian Fluck
                                                              Telecopier No.: (407) 425-9876
                                                              Telephone No.: (407) 650-1057




                                                              CREDIT PARTIES            (solely   for    purposes   of
                                                                                        Section  7.22 and  Section  11
                                                                                        (excluding  11.03  and  11.15)
                                                                                        hereof)

                                                              CNL FINANCIAL CORPORATION


                                                              By:______________________________
                                                                 Name:
                                                                 Tide:

                                                              CNL FINANCIAL SERVICES, INC.


                                                              By:_______________________________
                                                                 Name:
                                                                 Title:

                                                              CNL GROUP, INC.

                                                              By:_______________________________
                                                                 Name:
                                                                 Title:

                                                              Address for Notices:

                                                              400 East South Street
                                                              Suite 500
                                                              Orlando, Florida 32801-2878
                                                              Attention:        Brian Fluck
                                                              Telecopier No.: (407) 425-9876
                                                              Telephone No.; (407) 650-1057
                                                              Schedule 1

                                   Schedule 1

ELIGIBILITY CRITERIA RE: FRANCHISE LOANS

Part 1. Eligible Franchise Loans

                  To be an Eligible Franchise Loan, a Franchise Loan (and the related Franchise Loan Documents and related Secured Property) must satisfy the following eligibility characteristics as of the applicable Funding Date and maintain at all times the Critical Eligibility Criteria, subject to any exceptions thereto approved in writing by the Lender in its sole discretion (terms not otherwise defined herein shall have the meaning assigned to such terms on Part II of this Schedule 1:

         (i) As of the date of origination, such Franchise Loan relates to a Franchise concept that is listed on Schedule 4 hereto, as well as concepts that are added from time to time to CFS's approved franchise list with the consent of the Lender, such consent not to be unreasonably withheld; provided, that the Lender shall have the right to remove any concept previously listed on Schedule 4 hereto or otherwise previously approved, if the Lender determines in its sole discretion (exercised in good faith) that such concept should no longer be considered an approved concept hereunder.

         (ii) The proceeds of such  Franchise  Loan were used for the purpose of
         (A) refinancing existing  indebtedness relating to the Franchise Units,
         (B)  remodeling  existing  Franchise  Units,  (C)  acquisition  of  new
         Franchise  Units,  (D)  purchase  of  leased  equipment  to be  used in connection with the operation of the Franchise Units or (E) construction of new Franchise Units.

         (iii) Such Franchise Loan is a fully amortizing term loan with terms not greater than (A) 20 years, in the case of Fee Franchise Loans and Ground Lease Franchise Loans (B) 15 years, in the case of Space Lease Franchise Loans, (C) 10 years, in the case of Equipment Franchise Loans.

         (iv) The Obligor, or its management, under such Franchise Loan is a seasoned operator of Franchise Units. Such Obligor, or its management, must have a minimum of three years of operating experience with Franchise Units and such Obligor or its Affiliates must operate a minimum of five Franchise Units.

         (v) Such Franchise Loan contains provisions, acceptable to the Lender in its sole discretion, which provide that such Franchise Loan may be prepaid in full only upon payment of yield maintenance or similar prepayment fee which is designed to compensate the Lender for the present value of interest that would have accrued over the term of such Franchise Loan had it not been prepaid; provided, that if such Franchise Loan bears interest at a variable interest rate, the prepayment fee shall be mutually acceptable to the Lender and the Borrower.

         (vi) Such Franchise Loan shall be with full recourse to the Obligor under such Franchise Loan.

         (vii) The FCCR of the Obligor and its consolidated Subsidiaries under such Franchise Loan shall not be less than 1.10 to 1.00. The FCCR of each Franchise Unit relating to such Franchise Loan shall not be less than 1.20 to 1.00; provided, that in the case of any Franchise Unit that are pledged as additional collateral for such Franchise Loan and were not deemed necessary for the credit approval of such Franchise Loan (such that the Franchise Loan would have been approved for the same principal amount in the absence of such Franchise Unit), the foregoing restriction shall not apply.

         (viii) As of the date of origination, the LTV of such Franchise Loan shall not be greater than (A) 70%, in the case of Fee Franchise Loans,
         (B) 60%, in the case of Ground Lease Franchise Loans and Space Lease Franchise Loans, and (C) 60% in the case of Equipment Franchise Loans.

         (ix) If such Franchise Loan is a Construction Franchise Loan, the principal amount of such Construction Franchise Loan shall not exceed 100% of the actual construction costs, including the costs of land, buildings, franchise fees and construction period interest, paid as incurred. Such Construction Franchise Loan must be eligible for securitization one year (or such earlier time as determined by the Lender in its sole discretion based upon prevailing market conditions) after such Construction Franchise Loan converts to an ordinary Franchise Loan.

         (x) The Franchise Units and Secured Property relating to such Franchise Loan shall have been valued by Deloitte and Touche or another qualified industry expert acceptable to the Lender in its sole discretion.

         (xi) The originator of such Franchise Loan shall have received environmental reports relating to the related Franchise Units which shall comply with CFS's environmental review process, such process to comply with the secured creditor lender exemption provision of the Asset Conservation, Lender Liability, and Deposit Insurance Protection Act of 1996.

         (xii) Such Franchise Loan, the Borrower and all other parties involved in the origination and servicing of the Franchise Loan complied in all material respects, as of the date of origination and as of the Closing Date, with all applicable federal, state and local laws, rules and regulations, including, without limitation, those relating to usury, truth-in-lending, real estate settlement procedure, land sales, the offer and sale of securities, consumer credit protection and equal credit opportunity or disclosure.

         (xiii) Each related Mortgage has been or will be duly filed to be recorded with all appropriate governmental authorities in all jurisdictions in which such Mortgage is required to be filed and recorded to create a valid, binding and enforceable lien on the related Secured Property, and such Mortgage creates a valid, binding and enforceable first priority lien on the related Secured Property (except as such enforceability may be limited by the insolvency laws or other laws of general application relating to or affecting the enforcement of creditors' rights generally or by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law), which interest is free and clear of all other encumbrances and liens, except for (a) liens for real estate taxes and special assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that (i) are of public record as of the date of recording of such Mortgage and/or (ii) are referred to in the related lender's title insurance policy, such exceptions being acceptable to mortgage lending institutions generally, (c) mechanics or materialmen's liens and other matters to which like properties are commonly subject, provided, that such liens and other matters (i) do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by such Mortgage and (ii) do not constitute liens securing debt for borrowed money or other obligations incurred outside of the ordinary course of the Obligor's business and (d) liens on equipment which relate to indebtedness not in excess of (i) $50,000 in the case of a fee Franchise Unit or (ii) $35,000 in the case of a ground lease Franchise Unit or space lease Franchise Unit. The Mortgage Assignments being executed in connection herewith are in form and substance acceptable for recording in the jurisdiction where the related Secured Property is located and in a form sufficient to assign the Mortgage purported to be assigned thereby.

         (xiv) With respect to each Mortgage that is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with applicable law. Except in connection with a trustee's sale after default by the Borrower, no fees or expenses are payable by the Lender to such trustee.

         (xv) The Franchise Loan Security Agreement related to and delivered in connection with such Franchise Loan, together with any related Uniform Commercial Code financing statements, establishes and creates a valid and enforceable lien and security interest on the personal property described therein, to the extent such lien or security interest may be perfected by the filing of a Uniform Commercial Code financing statement, except as enforceability may be limited by bankruptcy or other laws affecting creditor's rights generally or by the application of the rules of equity. All furniture, fixtures and equipment and all other personal property covered by the Franchise Loan Security Agreement related to or delivered in connection with the Franchise Loan is subject to a Uniform Commercial Code financing statement filed and/or recorded in all places necessary to perfect a valid lien thereon, to the extent such lien may be perfected by the filing of a Uniform Commercial Code financing statement.

         (xvi) The Borrower owns full legal and equitable title to such Franchise Loan, free and clear of any lien or participation or ownership interest in favor of any other Person, and had full right and authority to pledge, assign and transfer such Franchise Loan; and the form of this Agreement and the related instruments of transfer are in form sufficient to transfer all right, title and interest in, to and under the Secured Property to the Lender. The Borrower has given or caused to be given or will give or cause to be given all notices legally necessary to be given by the Borrower to effect the pledge of the Secured Property pursuant hereto.

         (xvii) Each Promissory Note and related Franchise Loan Security Agreement, Mortgage, if any, and guarantee, if any, is genuine, has not been impaired, amended, satisfied, canceled, altered or modified in any respect (other than pursuant to written instruments included on the related Franchise Loan Documents) and is the legal, valid and binding obligation of the maker, Borrower, guarantor or other party executing such document or agreement, enforceable in accordance with its terms (except as such enforceability may be limited by the insolvency laws or other laws of general application relating to or affecting the enforcement of creditors' rights generally or by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law), and is not subject to any dispute, counterclaim, right to rescission, right of setoff, counterclaim or defense of any kind. The endorsement of each Promissory Note constitutes the legal, valid and binding assignment of such Promissory Note and, together with this Loan Agreement and the delivery hereof and thereof, legally and validly conveys all right, title and interest in, to and under the related Franchise Loan to the Issuer. Such Promissory Note is an instrument under Article 9 of the New York Uniform Commercial Code.

         (xviii) All parties to each Promissory Note and related Franchise Loan Security Agreement, Mortgage, if any, and guarantee, if any, had the legal capacity to enter into such Franchise Loan Documents and to execute and deliver such Franchise Loan Documents, and such Franchise Loan Documents have been duly and properly executed by such parties.

         (xix) Each Mortgage, Franchise Loan Security Agreement and guarantee, if any, contains customary and enforceable provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization of the benefits of the security interests intended to be provided thereby, including by judicial foreclosure, subject to the limitations described in the next succeeding sentence. There is no exemption under existing law available to the related Borrower which would interfere with the mortgagee's or secured party's right to foreclose or to realize upon such related Mortgage, Franchise Loan Security Agreement or guarantee, if any, as applicable, other than which may be available under the ins3lvency laws, other laws of general application relating to or affecting the enforcement of creditors' rights generally, applicable debt relief or homestead statutes or general principles of equity.

         (xx) The Obligor under such Franchise Loan was at the time of origination in possession of all material licenses, permits, approvals and other authorizations necessary and required by applicable law for the conduct of its business; all such licenses, permits and authorizations are valid and in full force and effect; and all material conditions on the Obligor's part to be fulfilled under the terms of any lease of the Secured Property have been satisfied.

         (xxi) The Secured Property is in compliance with and lawfully used and occupied under any applicable zoning, and environmental laws or regulations, and all laws, rules, regulations, judgments, orders, permits, licenses, authorizations and other requirements of and agreements with all governments, department agencies, courts and officials, which relate to or are made or issued with respect to the Secured Property. The Obligor has not received notification from any governmental authority that the Secured Property is in material non-compliance with such laws or regulations, is being used, operated or occupied unlawfully or has failed to have or obtain such inspection, licenses or certificates, as the case may be. The Obligor has not received notice of any violation or failure to conform with any such law, ordinance, regulations, standard, license or certificate.

         (xxii) Other than payment delinquencies and violations of FCCR maintenance covenants, there is no material default, breach, violation or event of acceleration existing under the related Franchise Loan Documents and no event (other than payments due but not yet delinquent) that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a material default, breach, violation or event of acceleration thereunder; such materiality to be determined by the Lender in its sole discretion (exercised in good faith). To the best of the Borrower's knowledge, the Obligor is not otherwise in default in complying with the terms of its Franchise Loan Documents. The Borrower has not waived any default, breach, violation or event of acceleration of any of the foregoing, and, pursuant to the terms of the Franchise Loan, the related Franchise Loan Documents, no person other than the holder of such Promissory Note may declare an event of default or accelerate the related indebtedness under any such Franchise Loan, Mortgage or Promissory Note. To the best of the Borrower's knowledge, the Obligor is not in default on any other debt obligation owed or owing to the Borrower or any Affiliate of the Borrower. The related Franchise Loan Documents permit acceleration of such Franchise Loan if any Obligor thereunder is in default of its other debt or lease obligations owing to the Borrower or any Affiliate of the Borrower.

         (xxiii) The Borrower has inspected or has caused to be inspected each related Secured Property in connection with the origination thereof.

         (xxiv) The related Obligor owns or has a leasehold interest in the related Secured Property, including good and marketable title to any Secured Property (subject to exceptions contained in the title insurance policy, if any, relating to such Secured Property).

         (xxv) At the time such Franchise Loan was made, the related Secured Property pledged by the Borrower under the Franchise Loan was free and clear of any mechanics' and materialmen's liens or liens in the nature thereof, and no rights are outstanding that under law could give rise to any such liens which are or may be prior to, or equal with, the lien of the Mortgage, except those which are insured against by the title insurance policy.

         (xxvi) None of the improvements which were included for the purpose of determining the value of the related Secured Property at the time of the origination of the Franchise Loan lies outside of the boundaries and building restriction lines of such Secured Property, and no improvements on adjoining properties materially encroach upon such Secured Property such that it would have a material adverse effect on the operation or value of the restaurant or the Secured Property. No improvement located on or forming part of the related Secured Property is in material violation of any applicable zoning and building laws or ordinances.

         (xxvii) With respect to such Franchise Loan (other than Equipment Franchise Loans), the lien of the related Mortgage is insured by a title insurance policy or marked up commitment for title insurance, insuring (subject to the exceptions referred to in subparagraph (xiii) above) for the benefit of the Borrower, its successors and assigns that the related Mortgage is a valid first lien on the fee or leasehold estate, as applicable, of the related Obligor in the Secured Property. Such title insurance policy is in full force and effect, is freely assignable and will inure to the benefit of the owner of the Franchise Loan without payment of additional premium. Such title insurance policy is an ALTA lender's policy or other generally accepted form of policy, and each such policy is issued by a title insurer acceptable to the Lender and qualified to do business in the jurisdiction where the Secured Property is located. Where required by state law or regulation, the Obligor has been give the opportunity to choose the carrier of the required title insurance. Except in the case of Space Lease Franchise Loans, the title insurance policy does not contain any special exceptions (other than the standard exclusions) for zoning and uses and has been marked to delete the standard survey exception or to replace the standard survey exception with a specific survey reading; provided, that if the jurisdiction does not permit the removal of such exceptions, the Borrower shall have obtained a certification from a surveyor or a letter from the relevant municipality regarding the zoning of the Secured Property. To the best of the Borrower's knowledge, no Person has done, by act or omission, anything, or has knowledge of any fact, that would materially impair the coverage of any such title insurance policy.

         (xxviii) The related Secured Property is insured by a fire and extended perils Insurance Policy, and to the extent required as of the date of origination by the Borrower consistent with its normal franchise lending practices, against risks insured against by persons operating like properties, in an amount not less than the value of the Secured Property relating to such Franchise Loan. All such insurance policies contain a standard "New York" mortgagee clause (or similar clause) naming the Borrower, its successors and assigns (including, without limitation, subsequent owners of the Franchise Loan), as mortgagee, and may not be reduced, terminated or canceled without thirty (30) days' prior written notice to the mortgagee. No such notice has been received by the insured. The Obligor is also required to maintain business interruption and rental continuation coverage sufficient to protect against loss for a period of up to 12 months. If any portion of the real property securing a Mortgage is in an area identified by any federal governmental department, agency or authority as having special flood hazards, and flood insurance is available, a flood insurance policy meeting the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing the lesser of the maximum coverage available and the full insurable value of the Secured Property. All premiums on such insurance policies are no more than fourteen (14) days past due. The related Mortgage obligates the related Obligor to maintain such insurance and, at such Obligor's failure to do so, authorizes the mortgagee to maintain such insurance at the Obligor's cost and expense and to seek reimbursement therefor from such Obligor. To the best of the Borrower's knowledge, there have been no acts or omissions that would impair the coverage of any such insurance policy or the benefits of the mortgage endorsement. All insurance contemplated in this section shall be maintained with insurance companies which are "A3" rated by Moody's Investors Service, Inc. and "A-" rated byStandard and Poor's Rating Group.

         (xxix) All applicable intangible taxes and documentary stamp taxes were paid as to such Franchise Loan, Promissory Note and each related Mortgage and Franchise Loan Security Agreement.

         (xxx) Except as contemplated by the Franchise Loan Documents therefor and subject to Permitted Encumbrances with respect thereto, each Mortgage (subject to the terms of the applicable lease in the case of a leasehold Mortgage) and Franchise Loan Security Agreement gives the mortgagee or the secured party, subject to applicable law, the right to receive and direct the application of insurance proceeds and condemnation proceeds received in respect of the related Franchise Loan, subject to the terms of the underlying lease if the loan is a
         Ground Lease Franchise Loan or a Space Lease Franchise Loan. Notwithstanding this provision, proceeds may be paid directly to the Obligors if such proceeds do not exceed $25,000 per loss.

         (xxxi) To the Borrower's knowledge, there are no delinquent taxes, ground rents, water charges, sewer rents, levies, fees, claims, assessments or other charges by a governmental authority outstanding with respect to any of the Secured Property for such Franchise Loan other than those that are Permitted Encumbrances for a period in excess of fourteen (14) days. Notwithstanding this representation, in the case of a Space Lease Franchise Loan, the Obligor shall be deemed to be in compliance with its lease and the Borrower shall have satisfied this representation if the Obligor has paid its tax obligations as required by the lease.

         (xxxii) At the time such Franchise Loan was made, the collateral for such Franchise Loan was in good repair and free and clear of material damage, defective condition or waste and there is no proceeding pending or, to the best knowledge of the Borrower, threatened for the total or partial condemnation or taking of any of the collateral by eminent domain.

         (xxxiii) Such Franchise Loan that was originated by a Credit Party was originated in accordance with the Underwriting Guidelines, and the Promissory Note, Franchise Loan Security Agreement, Mortgage and guarantee, if any, for each Franchise Loan are in substantially the form of the Standard Form Documents with the exceptions, if any, listed on the Notice of Borrowing and Pledge. Each Franchise Loan that was originated by a third party was originated in a manner consistent, in all material respects, with the Underwriting Guidelines.

         (xxxiv) No Obligor or any officer, director, employee, shareholder, member, partner or Affiliate thereof is an officer, director, employee, shareholder, member, partner or Affiliate of any Credit Party.

         (xxxv) No instrument of release or waiver has been executed in connection with such Franchise Loan (other than in connection with the waiver of a payment delinquency or failure to meet an FCCR maintenance covenant; provided that such waiver shall not forgive the obligations of the Obligor to pay any amounts due under the Franchise Loan Documents), and no Obligor has been released in whole or in part.

         (xxxvi) The related Mortgage has not been waived, modified, altered, satisfied or canceled in any respect or rescinded, and the related Secured Property has not been released, in whole or in part, from the lien or other encumbrance of, nor has the Obligor been released from its obligations under, the Mortgage, in whole or in any part, nor has any instrument been executed that would effect any such cancellation, subordination, rescission or release.

         (xxxvii) The Borrower has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than an Obligor, directly or indirectly, for the payment of any amount required by such Obligor's Franchise Loan.

         (xxxviii) The related Franchise Loan File for such Franchise Loan contains the documents and instruments specified to be included therein in the form specified in the definition of "Franchise Loan File."

         (xxxix) Unless the Franchise Loan is a Construction Franchise Loan, the proceeds of such Franchise Loan have been fully disbursed, there is no obligation or requirement for future advances thereunder, and all costs, fees and expenses incurred in making, closing or recording such Franchise Loan have been paid. The originator of such Franchise Loan has duly fulfilled in all material respects all obligations on its part to be fulfilled under or in connection with the related Franchise Loan Documents and has done nothing to impair the rights of the Borrower or the Lender in such Franchise Loan, Franchise Loan Documents or payments with respect thereto.

         (xl) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Borrower have been capitalized under any Promissory Note (except if such Franchise Loan is a Construction Franchise Loan). All such escrow deposits and payments have been deposited in a segregated trust account pursuant to arrangements satisfactory to the Lender, and are not commingled with other funds of the Credit Parties.

         (xli) The Borrower has caused to be performed any and all acts required to be performed to preserve the rights and remedies of the secured party in any insurance policies in respect of such Franchise Loan.

         (xlii) The Franchise Loan is not subject to a bankruptcy plan. The Borrower has no knowledge nor has it received any notice that any Obligor is a debtor in any state or federal bankruptcy or insolvency proceeding.

         (xliii) To the Borrower's knowledge, there exists no material violation of federal or state environmental law or regulation with respect to such Secured Property; provided, however, that notwithstanding the foregoing, the term hazardous substances shall not include materials normally used in the operation and maintenance of properties such as the Secured Property and properties subject to Mortgages (e.g., cleaning agents and used motor oil).

         (xliv) If such Franchise Loan is a Ground Lease Franchise Loan:

                  (A) The ground lease or  memorandum  thereof has been recorded
               (when necessary for issuance of a mortgagee title insurance policy), and either (1) such ground lease does not prohibit the leasehold estate to be mortgaged or (2) the ground lessor's consent to allow the mortgage of the leasehold estate has been obtained and does not restrict the use of the related Secured Property by the Obligor, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage; the lessee's interest in the ground lease may be assigned at foreclosure or by the mortgagee subsequent to foreclosure (subject in certain cases to the ground lessor's reasonable consent or other requirements that would not be viewed as commercially unreasonably by an institutional franchise loan lender); and there has been no material change in the terms of such ground lease since its recordation, except by written instruments all of which have been reviewed and copies of which are a part of the Franchise Loan File;

                  (B) The  lessor  under  such  ground  lease has agreed in such ground lease or in another writing contained in the Franchise Loan File, or the related Mortgage provides for Obligor's agreement, that such ground lease may not be amended, modified, surrendered, canceled or terminated in any manner that would be materially adverse to the mortgagee without the prior written consent of the mortgagee;

                  (C) Such Franchise  Loan's related lease has a remaining term, or option to extend, beyond the scheduled maturity date of the Franchise Loan;

                  (D) The Borrower is permitted a reasonable opportunity to cure any default under such ground lease which is curable after the receipt of notice of any such default before the lessor thereunder may terminate such ground lease; and in the case of any such lessee under default which is not curable by the mortgagee, or in the event of bankruptcy or insolvency of the lessee under such ground lease, the Borrower has the right, following termination of the existing ground lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on identical financial terms and substantially identical other terms;

                  (E) Such ground  lease is in full force and effect and, to the
              Borrower's knowledge, no default has occurred under such ground lease, nor is there any existing condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such ground lease.

         (xlv) The Obligor has entered into a legal, valid, and binding franchise agreement (or in the case of a Construction Franchise Loan, a pre-franchise/site approval agreement). The Obligor has represented in the Franchise Loan Documents that, as of the date of origination of the Franchise Loan, there were no defaults under the franchise agreement. To the best of the Borrower's knowledge, there are no defaults by any party under the franchise agreement and the franchise agreement is in full force and effect.

         (xlvi) The information set forth in each Franchise Loan Schedule and Franchise Loan Tape with respect to such Franchise Loan is complete, true and correct in all material respects.

         (xlvii) To the best of the Borrower's knowledge, there are no material proceedings or investigations pending or, to the Borrower's knowledge, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (a) asserting the invalidity of the related Franchise Loan Documents, (b) seeking to prevent payment and performance of such Franchise Loan Documents, or
         (c) seeking any determination or ruling that might materially and adversely affect the validity, enforceability or collectability of such Franchise Loan or the related Franchise Loan Documents.

         (xlviii) The Borrower's computer records have been marked to indicate that such Franchise Loan has been pledged to the Lender pursuant to this Loan Agreement.

         (xlix) The Borrower has no knowledge of any circumstance or condition with respect to such Franchise Loan, the Secured Property, or the related Obligor's credit standing that could reasonably be expected to cause the Lender to regard such Franchise Loan as unacceptable security, cause such Franchise Loan to become delinquent or adversely affect the value or marketability of such Franchise Loan.

         (1) The term of the franchise agreement under which the related Franchise Units operate (assuming that the franchisee exercises all available options set forth therein to extend the term thereof) exceeds the full term of such Franchise Loan.

         (Ii)     [Reserved]

         (lii) As of the Funding Date, such Franchise Loan is not a Delinquent Franchise Loan.

                  For purposes of the representations made herein, the phrase "to the best knowledge of the Borrower" or "to the Borrower's knowledge" means to the actual knowledge of the Borrower without inquiry.

Part II: Definitions

                  "Closing Date" shall mean, with respect to any Franchise Loan, the date on which such Franchise Loan was advanced.

                  "FCCR" shall mean the fixed charge coverage ratio of an Obligor or Franchise Unit with respect to a Franchise Loan, as such term (or equivalent term) is defined in the relevant Franchise Loan Documents, or as otherwise agreed upon by the Lender and the Borrower.

                  "Loan-to-Value Ratio" or "LTV" shall mean with respect to any Franchise Loan, the ratio of the Par Amount of the Franchise Loan as of the date of origination (unless otherwise indicated) to the Appraised Value of the Secured Property.

                  "Mortgage Assignment" shall mean an instrument evidencing the assignment of a Mortgage, in form and substance satisfactory to the Lender.

                  "Permitted Encumbrances" shall with respect to any Franchise Loan, have the meaning assigned to such term in the Franchise Loan Documents relating thereto.

                                                                    Schedule 2
                        FILING JURISDICTIONS AND OFFICES

                           Florida, Secretary of State

                          Delaware, Secretary of State

                          Minnesota, Secretary of State

                                                                     Schedule 3

                                  SUBSIDIARIES

                                      None




                                                                                                            Schedule 4

                                                  FRANCHISE CONCEPTS

                                              PART A: TIER I FRANCHISES
     Tier I           Chain                         Segment                 Type         Parent Company
     ---------------- ----------------------------- ----------------------- ------------ ----------------------------------
     1                McDonald's                    Sandwich                QSR          McDonald's Corp.
     2                Burger king                   Sandwich                QSR          Diageo PLC
     3                Pizza Hut                     Pizza                   QSR          Tricon Global Restaurants
     4                Taco Bell                     Sandwich                QSR          Tricon Global Restaurant's
     5                Wendy's                       Sandwich                QSR          Wendy's Int'l Inc.
     6                KFC                           Chicken                 QSR          Tricon Global Restaurants
     7                Applebee's Restaurant         Dinner House            CD**         Applebee's Int'l
     8                T.G.I. Friday's               Dinner House            CD           Carlson Hospitality
     ---------------- ----------------------------- ----------------------- ------------ ----------------------------------

                                              Part B: TIER II FRANCHISES

     Tier II          Chain                         Segment                 Type         Parent Company
     ---------------- ----------------------------- ----------------------- ------------ ----------------------------------
     9                Arby's                        Sandwich                QSR          TriArc Corp.
     10               Jack in the Box               Sandwich                QSR          Foodmaker, Inc.
     11               Papa John's Pizza             Pizza                   QSR          Papa John's Int'l
     12               Ruby Tuesday                  Dinner house            CD           Ruby Tuesday, Inc.
     13               IHOP                          Family                  CD           IHOP Corp.
     ---------------- ----------------------------- ----------------------- ------------ ----------------------------------

                                             PART C: TIER III FRANCHISES

     Tier III         Chain                         Segment                 Type         Parent Company
     ---------------- ----------------------------- ----------------------- ------------ ----------------------------------
     14               Bennigan's/S&A Restaurants
                                                    Dinner House
     15               Steak and Ale/S&A             Dinner House
     16               Restaurants                   Grill/Buffet
     17               Golden Corral                 Chicken
     18               Popeye's                      Sandwich
     19               Del Taco                      Sandwich
                      Morton's of Chicago           Fine Dining
     ---------------- ----------------------------- ----------------------- ------------ ----------------------------------

                                              PART D: TIER IV FRANCHISES

     Tier IV          Chain                         Segment                 Type          Parent Company
     ---------------- ----------------------------- ----------------------- ------------- ---------------------------------
     20               Denny's                       Family                  CD            Flagstar Cos. Inc.
     21               Captain D's                   Seafood                 QSR           Shoney's Inc.
                      Tony Roma's Famous for Ribs
     22                                             Dinner House            CD            NPC International, Inc.
     23               Shoney's                        Family                CD            Shoney's, Inc.
     24               Sonny's Real Pit BBQ            Family                CD            Sonny's Franchise Co.
     25               Chevy's
     26               Fazoli's                       Sandwich               QSR           Seed Restaurant Group
     50               Houlihan's                    Dinner House            CD            The Glazer Group
     ---------------- ----------------------------- ----------------------- ------------- ---------------------------------



*"QSR:  Quick Service Restaurant.

**"CD" Casual Dining

                                                                      EXHIBIT A

                                 [FORM OF NOTE]
$300,000,000                                                  September 18, 1998
                                                              New York, New York

                  FOR VALUE RECEIVED, CNL FINANCIAL V, LP, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of PRUDENTIAL SECURITIES CREDIT CORPORATION a Delaware corporation (the "Lender"), at the principal office of the Lender at ______________________________________ in
lawful money of the United States, and in immediately available funds, the principal sum of THREE HUNDRED MILLION AND 00/100 DOLLARS ($300,000,000.00) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Advances made by the Lender to the Borrower under the Loan Agreement as defined below), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Advance, at such office, in like money and funds, for the period commencing on the date of such Advance until such Advance shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

                  The date, amount and interest rate of each Advance made by the Lender to the Borrower, and each payment made on account of the principal and interest thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Loan Agreement or hereunder in respect of the Advances made by the Lender.

                  This Note is the Note referred to in the Interim Wholesale Mortgage Warehouse and Security Agreement dated as of September 18, 1998 (as amended, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement") between the Borrower and the Lender, and evidences Advances made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Loan Agreement.

                  The Borrower agrees to pay all the Lender's costs of collection and enforcement (including attorneys' fees and disbursements of Lender's counsel) in respect of this Note when incurred, including, without limitation, attorneys' fees through appellate proceedings.

                  Notwithstanding the pledge of the Collateral, the Borrower hereby acknowledges, admits and agrees that the Borrower's obligations under this Note are recourse obligations of the Borrower to which the Borrower pledges its full faith and credit.

                  The Borrower, and any endorsers hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender's remedies against the Borrower or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrower, even if the Borrower is not a party to such agreement; provided, however, that the Lender and the Borrower, by written agreement between them, may affect the liability of the Borrower.

                  Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material affecting this Note.

                  Any enforcement action relating to this Note may be brought by motion for summary judgment in lieu of a complaint pursuant to Section 3213 of the New York Civil Practice Law and Rules. The Borrower hereby submits to New York jurisdiction with respect to any action brought with respect to this Note and waives any right with respect to the doctrine of forum non conveniens with respect to such transactions.

                  This Note shall be governed by and construed under the laws of the State of New York (without reference to choice of law doctrine but with reference to Section 5-1401 of the New York General Obligations Law, which by its terms applies to this Note) whose laws the Borrower expressly elects to apply to this Note. The Borrower agrees that any action or proceeding brought to enforce or arising out of this Note may be commenced in the Supreme Court of the State of New York, Borough of Manhattan, or in the District Court of the United States for the Southern District of New York.


                                  CNL FINANCIAL V, LP

                                  By:___________________
                                      Name:
                                     Title:

                              SCHEDULE OF ADVANCES

                  This Note evidences Advances made under the within-described Loan Agreement to the Borrower, on the dates, in the principal amounts and bearing interest at the rates set forth below, and subject to the payments and prepayments of principal set forth below:

                              Principal Amount                                            Unpaid Pricipal
                                 of Advance                            Amount paid or          Amount         Notation Made by
            Date Made                              Interest Rate          Prepaid
       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------

       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------

       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------

       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------

       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------

       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------

       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------

       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------

       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------

       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------

       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------

       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------

       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------

       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------

       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------

       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------

       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       --------------------- ------------------- ------------------- ------------------- ------------------- -------------------


                          (FORM OF CUSTODIAL AGREEMENT]

                            [distributed separately]

                                                                     EXHIBIT C

                    [FORM OF OPINION OF COUNSEL TO BORROWER]

                                [to be provided]

                                                                     EXHIBIT D

                     FORM OF NOTICE OF BORROWING AND PLEDGE

                                  [insert date]

Prudential Securities Credit Corporation    Prudential Securities Incorporated
One Seaport Plaza, 27th Floor               One New York Plaza, 14th Floor
Credit Department                           New York, New York 10292
New York, New York 10292                    Attention: Mr. Glenn Roder
Attn: Mr. James Maitland                    Phone Number: (212) 778-1823
Phone Number: (212) 778-7231                Fax Number: (212) 778-7401
Fax Number: (212) 778-7698

Prudential Securities Credit Corporation
One New York Plaza, 12th Floor
Operations Department
New York, New York 10292
Attention:  Mr. Kenneth M. Leavy
Phone Number: (212) 778-6141
Fax Number: (212) 778-7533


         Notice of Borrowing and Pledge No.:____________________

Ladies/Gentlemen:

                  Reference is made to the Interim Wholesale Mortgage Warehouse and Security Agreement, dated as of September 18, 1998 (the "Loan Agreement"; capitalized terms used but not otherwise defined herein shall have the meaning given them in the Loan Agreement), between (the "Borrower") and Prudential Securities Credit Corporation (the "Lender").

         In  accordance  with  Section  2.03(a)  of  the  Loan  Agreement,   the
undersigned Borrower hereby requests that you, the Lender, make Advances to us based on the following criteria:

         1)       Requested Advance Amount:          $____________________

         2)       Requested Funding Date:              ________________,199_

         3)       Franchise Tier: _________________________.

         4) In connection with this Advance we shall pledge to you as Collateral the Franchise Loan set forth on the Franchise Loan Schedule attached hereto.

         The Borrower hereby certifies, as of such Funding Date, that:

         (a) no Default or Event of Default has occurred and is continuing on the date hereof nor will occur after giving effect to such Advance as a result of such Advance;

(b) each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents is true and correct in all material respects on and as of such date (in the case of the representations and warranties in respect of Franchise Loans, solely with respect to Franchise Loans being included the Borrowing Base on the Funding Date) as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

         (c) the Borrower is in compliance with all governmental licenses and authorizations and is qualified to do business and is in good standing in all required jurisdictions.

                                       Very truly yours,

                                       CNL FINANCIAL V, LP

                                       By:__________________
                                            Name:
                                            Title:

                                                                 Schedule I
                                          to Notice of Borrowing and Pledge


                      Franchise Loan PROPOSED TO BE PLEDGED
                            TO LENDER ON FUNDING DATE

                        [attach Franchise Loan Schedule]

                                                                   EXHIBIT E




                             UNDERWRITING GUIDELINES

                                                                EXHIBIT F

                        FORM OF BLOCKED ACCOUNT AGREEMENT

                               September 18, 1998

FIRST UNION NATIONAL BANK


                  Re:      CNL Financial V. LP

Ladies and Gentlemen:

         CNL Financial V, LP (the "Borrower") hereby notifies you that it has transferred exclusive ownership, dominion and control of deposit account [No. _____________] maintained with you (the "Deposit Account") to Prudential Securities Credit Corporation (the "Lender"), located at One New York Plaza, New York, New York 10292, under the terms of an Interim Wholesale Mortgage Warehouse and Security Agreement, dated as of September 18, 1998, among the Borrower and the Lender (as the same may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). The Borrower has granted to the Lender a security interest in the Deposit Account, and all cash, checks, drafts and other similar writings for the payment of money from time to time held in or credited to the Deposit Account.

         The Borrower hereby irrevocably instructs you to make all payments to be made by you out of or in connection with the Deposit Account in accordance with the instructions of the Lender. In this regard, the Borrower wishes to note that the Lender in the accompanying Acknowledgment and Instructions has authorized you to continue to accept instructions from the Borrower until receipt by you of contrary and/or terminating instructions in writing from the Lender.

         The Borrower also hereby notifies you that the Lender, subject to the immediately preceding paragraph, shall be irrevocably entitled to exercise any and all rights in respect of or in connection with the Deposit Account, including, without limitation, the right to specify when payments are to be made out of or in connection with the Deposit Account.

         By executing this letter agreement you acknowledge that you have not heretofore received a notice, writ, order or any form of legal process from any other person asserting, claiming or exercising, any right of set-off, banker's lien or other purported form of claim with respect to the items collected from the Deposit Account or any funds from time to time therein or in transit thereto, and agree to inform the Lender in writing of any such action in the future.

         All funds deposited into the Deposit Account will not be subject to deduction, set-off, banker's lien or any other right in favor of any other person other than the Lender, except (i) that you may set off against the Deposit Account the face amount of any check deposited in and credited to the Deposit Account which is subsequently returned for any reason and (ii) for your statutory security interest in items and their proceeds to the extent of deposit credits posted therefore. Your compensation for providing the services contemplated herein shall be as mutually agreed between the Borrower and you from time to time and the Borrower will continue to pay such compensation. The Lender shall have no liability to you or the Borrower for any compensation to you for providing the services contemplated herein.

         You agree not to terminate the Deposit Account without giving the Lender at least 30 days' prior written notice. Upon the termination of this letter agreement, you will close the Deposit Account and, subject to your rights to charge the Deposit Account as set forth herein, transfer any monies remaining therein at the direction of the Lender. You agree that you shall forward all incoming mail addressed to the Deposit Account and all wire transfers and deposits to the Deposit Account that you receive after such termination in the form received at the direction of the Lender, promptly after you discover that you have received any such mail or transfers.

         By signing this letter below, you agree that this letter and the accompanying Acknowledgment and Instructions constitute notice in writing of the security interest of the Lender in the Deposit Account and all cash, checks, drafts and similar writings for the payment of money from time to time therein, and you hereby consent to such notice. This Agreement may not be changed except pursuant to a writing signed by us and the Lender.

         All notices and other  communications  provided  for  hereunder  shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, by facsimile or by overnight courier, to the intended person at the address or facsimile number of such person set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such person in a written notice to the other parties hereto given in accordance with the requirements of this paragraph.

         All  notices  and  communications   provided  for  hereunder  shall  be
effective when received or if transmitted by facsimile, when receipt is confirmed by telephone.

         This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Borrower and the Lender and their respective successors, transferees and, assigns; provided, however, that you may not assign your rights and duties under this letter agreement without thirty
(30) days prior written notice of such assignment to the Lender.

         This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, not including the choice of law rules thereof.

         You shall be entitled to rely conclusively upon any notice or instruction that you receive from the Lender and shall have no obligation to investigate or verify the authenticity or correctness of any such notice or instruction. You shall have no liability for the honoring of any instructions or directions regarding the Deposit Account which you receive from the Lender during the term of the Loan Agreement, and you shall be fully discharged from liability with respect to any funds on deposit in the Deposit Account to the extent that you honor such instructions and transfer the same to or at the direction of the Lender.

         The Borrower hereby agrees to indemnify you and hold you harmless against any loss, damage or expense, including but not limited to unpaid charges, fees and returned items for which the Lender and/or the Borrower originally received the benefit (including reasonable attorney's fees, court costs and other litigation expenses) which you may suffer as a direct result of entering into this letter agreement, honoring any instructions or directions you receive from the Lender with respect to the Deposit Account during the term of this letter agreement or, to the extent required by this letter agreement, not honoring any instructions you receive from the Borrower with respect to the Deposit Account during the term of this letter agreement, except in the event of your gross negligence or willful misconduct. In no event shall you be liable for special, indirect, exemplary, consequential or punitive damages.

         Please agree to the terms of, and acknowledge receipt of, this letter by signing in the space provided below on four of the enclosed copies.

                                        Very truly yours,

                                        CNL FINANCIAL V, LP


                                        By: _____________________
                                             Name:
                                             Title:

                                        Address for Notice:

                                        CNL Financial V, LP
                                        400 East South Street
                                        Suite 500
                                        Orlando, Florida 32801-2878
                                        Attention:  Brian Fluck
                                        Telephone:  (407) 650-1057
                                        Telecopy:  (407) 425-9876

Acknowledged and agreed to as of this ___ day of September, 1998 by:

FIRST UNION NATIONAL BANK


By: _____________________
       Name:
       Title:

         Address for Notice:

         [Deposit Account Bank]
         ==============================
         Attention: ___________________
         ------------------------------
         Phone Number: ________________
         Fax Number: __________________

PRUDENTIAL SECURITIES CREDIT
CORPORATION


By:      _____________________
         Name:
         Title:


              Address for Notice:

              Prudential Securities Credit Corporation
              One Seaport Plaza
              27th Floor
              Credit Department
              New York, New York 10292
              Attention:  James Maitland
              Phone Number: (212) 214-7231
              Fax Number: (212) 214-7678

              With a copy to:

              Prudential Securities Incorporated
              One New York Plaza, 14th Floor
              New York, New York 10292
              Attention:  Russell J. Burns
              Phone Number: (212) 778-4531
              Fax Number: (212) 778-7401

                         ACKNOWLEDGMENT AND INSTRUCTIONS

         Prudential Securities Credit Corporation (the "Lender") under the terms of the Interim Wholesale Mortgage Warehouse and Security Agreement (as amended, supplemented or otherwise modified from time to time, (the "Loan Agreement"), dated as of September 18, 1998, among the Lender and CNL Financial V, LP (the "Borrower") hereby acknowledges the transfer to the Lender of exclusive ownership, dominion and control of the Deposit Account (as defined in, and pursuant to the terms of, the foregoing letter (the "Letter Agreement") executed by the Borrower and acknowledged by the Lender and ________________________ (the "Bank"). Pursuant to the second paragraph of the Letter Agreement, the Bank may continue to accept instructions from the Borrower in connection with the Deposit Account until such time as the Bank receives contrary and/or terminating instructions from the Lender. Any such written notice shall be effective on the business day received by the Bank if received before 12:00 P.M. (New York time) and, if not received by such time, on the next succeeding business day. This Acknowledgment and Instructions may not be changed except pursuant to a writing signed by us and the Borrower.


                            PRUDENTIAL SECURITIES CREDIT
                             CORPORATION, as Lender


                              By: _____________________________
                              Name ___________________________
                              Title ____________________________

Acknowledged and agreed to as of this ___ day of September, 1998 by:


[Deposit Account Bank]




By: _________________________
Name: _______________________
Title: ________________________




CNL FINANCIAL V, LP



By: _________________________
Name: _______________________
Title: ________________________

                                                                      EXHIBIT G


                      FORM OF ELIGIBILITY VIOLATION NOTICE

Prudential Securities Credit Corporation             Prudential Securities Incorporated
One Seaport Plaza, 27th Floor                        One New York Plaza, 14th Floor
Credit Department                                    New York, New York 10292
New York, New York 10292                             Attention:  Mr. Russell Burns
Attn:  Mr. James Maitland                            Phone Number:  (212) 778-4531
Phone Number:  (212) 778-7231                        Fax Number:  (212) 778-7401
Fax Number:  (212) 778-7698

Ladies/Gentlemen:

                  Reference is made to the Interim Wholesale Mortgage Warehouse and Security Agreement, dated as of September 18, 1998 (the "Loan Agreement"; capitalized terms used but not otherwise defined herein shall have the meaning given them in the Loan Agreement), between (the "Borrower") and Prudential Securities Credit Corporation (the "Lender").

                  In accordance with Section 7.07 of the Loan Agreement, the undersigned Borrower hereby notifies you that the certain franchise loans listed below (the "Franchise Loans") no longer satisfy each of the eligibility criteria listed on Schedule 1 of the Loan Agreement. A description of each such violation is as follows:

          1) Franchise Loan #: _______________________.

          2) Date originally pledged to the Lender: ____________________.

          3) Original    principal    amount    of    such    Franchise    Loan:
             $________________.

          4) Outstanding    principal    amount   of   such   Franchise    Loan:
             $_____________.

          5) Paragraph number(s) of violated eligibility criteria: ____________.

          (6) Description of the violation of eligibility criteria:

                                Very truly yours,


                                CNL FINANCIAL V, LP

                                By:___________________
                                    Name:
                                    Title:

                                                                 EXHIBIT H


                        FORM OF CONFIDENTIALITY AGREEMENT

                          [Letterhead of Counterparty]

                                                                    Date:

Prudential Securities Credit Corporation    Prudential Securities Incorporated
One Seaport Plaza, 27th Floor               One New York Plaza, 14th Floor
Operations Department                       New York, New York 10292
New York, New York 10292                    Attention: Mr. Russell Burns
Attn: Mr. James Maitland                    Phone Number: (212) 778-4531
Phone Number: (212) 778-7231                Fax Number: (212) 778-7401
Fax Number: (212) 778-7698

Gentlemen:

         We understand that CNL Financial V LP (the "CNL") or its Affiliate is prepared to furnish us with certain information relating to the Interim Wholesale Mortgage Warehouse and Security Agreement, dated as of September 18, 1998 (the "Warehouse Agreement"), between CNL and Prudential Securities Credit Corporation (the "Lender") to assist us in making an evaluation of the business and prospects of CNL in connection with a possible transaction or series of transactions relating to hedging arrangements involving CNL (a "Transaction"). As a condition to CNL furnishing such information to us, we agree, as set forth below, to treat confidentiality such information and any other information you or your agents furnish to us, together with analyses, compilations, studies or other documents or records prepared by us, our directors, officers, employees, agents, advisors, subsidiaries or representatives (collectively, "Representatives"), which contain or otherwise reflect or are generated from such information (collectively, the "Material").

         We agree that the Material will not be used other than in connection with the purpose described above, and that such information will be kept confidential by us and our Representatives; provided, however, that (1) any of such information may be disclosed to our Representatives who need to know such information in connection with the Transaction (it being understood that such Representatives shall be informed by us of the confidential nature of such information and shall agree to be bound by the terms of this agreement) and (2) any disclosure of such information may be made if required by law or requested by a regulatory authority or if CNL and the Lender consent to such disclosure. We agree to make all necessary and appropriate efforts to safeguard the Material from disclosure to anyone other than as permitted hereby, provided that after notice to CNL and the Lender, we will be free to correct any false or misleading information which may become public concerning our relationship to CNL and the Lender or the Transaction.

         Without the prior consent of CNL and the Lender, we will not, and will direct our Representatives not to, unless advised by counsel that disclosure is required, disclose to any person the fact that the Material has been made available to us or that we have inspected any portion of the Material, the fact that discussions between CNL, the Lender and us are taking place or other facts with respect to these discussions, including the status thereof.

         The term "Material" does not include information which (i) becomes generally available to the public other than as a result of disclosure by us or our Representative in violation of this Agreement, (ii) was available to us on a non-confidential basis prior to its disclosure to us by CNL or its Representatives or (iii) becomes available to us on a non-confidential basis from a source other than CNL or its Representatives, provided that such source is not actually known by us to be in breach of a confidentiality agreement with CNL, the Lender or its representatives by making such disclosure.

         Upon the termination of our consideration of the Transaction, the written Material, except for that portion of the Material that may be found in analyses, compilations, studies or other documents prepared by or for us, will be returned to CNL or the Lender promptly upon its request. That portion of the Material that may be found in analyses, compilations, studies or other documents prepared by or for us, will be held by us and keep subject to the terms of this agreement or destroyed.

         This agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflict of laws.

         This agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute the same agreement.

                                           Very truly yours,

                                           [NAME OF COUNTERPARTY


                                           By:________________________________
                                              Name:
                                              Title:



Agreed to and Accepted:

CNL FINANCIAL V LP

By:________________________________
   Name:
   Title:

PRUDENTIAL SECURITIES CREDIT CORPORATION

By:________________________________
   Name:
   Title: